EXHIBIT 10U



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                              LEASE AGREEMENT
                      (Tax Retention Operating Lease)

                          Dated as of May 5, 1995

                                  between

                     FIRST SECURITY BANK OF UTAH, N.A.,
                             not individually,
                        but solely as Owner Trustee
                         under the FM Trust 1995-1,
                                 as Lessor

                                    and

                             FRED MEYER, INC.,
                                 as Lessee












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This Lease Agreement is subject to a security interest in favor of
NationsBank of Texas, N.A., as Administrative Agent (the "Agent") under a Credit Agreement dated as of May 5, 1995, among First Security Bank of Utah, N.A., not individually except as expressly stated therein, but solely as Owner Trustee under the FM Trust 1995-1, the Lenders and the Agent, as amended, modified, supplemented, restated and/or replaced from time to time. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), the counterpart of this Lease Agreement containing the receipt therefore executed by the Agent on the signature page hereof shall be deemed the only original counterpart hereof.

                                 TABLE OF CONTEXTS


ARTICLE I     .........................................................    1
      1.1     Definitions..............................................    1
      1.2     Interpretation...........................................    1

ARTICLE II    .........................................................    2
      2.1     Property.................................................    2
      2.2     Lease Term...............................................    2
      2.3     Title....................................................    2
      2.4     Lease Supplements........................................    2

ARTICLE III   .........................................................    2
      3.1     Rent.....................................................    2
      3.2     Payment of Basic Rent....................................    3
      3.3     Supplemental Rent........................................    3
      3.4     Performance on a Non-Business Day........................    3
      3.5     Rent Payment Provisions..................................    4

ARTICLE IV    .........................................................    4
      4.1     Utility Charges..........................................    4

ARTICLE V     .........................................................    4
      5.1     Quiet Enjoyment..........................................    4
      5.2     Transfers by Lessor; Lessor Liens........................    4

ARTICLE VI    .........................................................    5
      6.1     Net Lease................................................    5
      6.2     No Termination or Abatement..............................    5

ARTICLE VII   .........................................................    6
      7.1     Ownership of the Property................................    6

ARTICLE VII   .........................................................    7
      8.1     Condition of the Property................................    7
      8.2     Possession and Use of the Property.......................    7

ARTICLE IX    .........................................................    8
      9.1     Compliance With Legal Requirements and
              Insurance Requirements...................................    8

ARTICLE X     .........................................................    9
      10.1    Maintenance and Repair; Return...........................    9
      10.2    Environmental Inspection.................................   10

ARTICLE XI    .........................................................   10
      11.1    Modifications, Substitutions and Replacements............   10

ARTICLE XII   .........................................................   11
      12.1    Warranty of Title........................................   11

ARTICLE XIII  .........................................................   12
      13.1    Permitted Contests Other Than in Respect
              of Indemnities...........................................   12

ARTICLE XIV   .........................................................   13
      14.1    Public Liability and Workers' Compensation
              Insurance................................................   13
      14.2    Hazard and Other Insurance...............................   13
      14 3    Coverage.................................................   14

ARTICLE XV    .........................................................   15
      15.1    Casualty and Condemnation................................   15
      15.2    Environmental Matter.....................................   17
      15.3    Notice of Environmental Matters..........................   17

ARTICLE XVI   .........................................................   18
      16.1    Termination Upon Certain Events..........................   18
      16.2    Procedures...............................................   18

ARTICLE XVI   .........................................................   18
      17.1    Lease Events of Default..................................   18
      17.2    Surrender of Possession..................................   22
      17.3    Reletting................................................   22
      17.4    Damages..................................................   22
      17.5    Power of Sale............................................   23
      17.6    Final Liquidated Damages.................................   23
      17.7    Lessee's Purchase Option During Default..................   24
      17.8    Waiver of Certain Rights.................................   24
      17.9    Assignment of Rights Under Contracts.....................   24
      17.10   Remedies Cumulative......................................   24

ARTICLE XVIII .........................................................   25
      18.1    Lessor's Right to Cure Lessee's Lease Defaults...........   25

ARTICLE XIX   .........................................................   25
      19.1    Provisions Relating to Lessee's Exercise of
              its Purchase Option......................................   25
      19.2    No Termination With Respect to Less than All
              of a Property............................................   25

ARTICLE XX    .........................................................   26
      20.1    Purchase Options.........................................   26
      20.2    Expiration Date Purchase or Sale Option..................   27
      20.3    Lessor's Transfer Option.................................   27

ARTICLE XXI   .........................................................   28
      21.1    Renewal..................................................   28

ARTICLE XXII  .........................................................   28
      22.1    Sale Procedure...........................................   28
      22.2    Application of Proceeds of Sale..........................   30
      22.3    (intentionally omitted)..................................   30
      22.4    (intentionally omitted)..................................   30
      22.5    Certain Obligations Continue.............................   31
      22.6    Sale of Undeveloped Pads.................................   31

ARTICLE XXIII .........................................................   31
      23.1    Holding Over.............................................   31

ARTICLE XXIV  .........................................................   32
      24.1    Risk of Loss.............................................   32

ARTICLE XXV   .........................................................   32
      25.1    Assignment...............................................   32
      25.2    Subleases................................................   32

ARTICLE XXVI  .........................................................   33
      26.1    No Waiver................................................   33

ARTICLE XXVII .........................................................   33
      27.1    Acceptance of Surrender..................................   33
      27.2    No Merger of Title.......................................   33

ARTICLE XXVIII.........................................................   34
      28.1    Incorporation of Covenants...............................   34

ARTICLE XXIX  .........................................................   34
      29.1    Notices..................................................   34

ARTICLE XXX   .........................................................   35
      30.1    Miscellaneous............................................   35
      30.2    Amendments and Modifications.............................   36
      30.3    Successors and Assigns...................................   36
      30.4    Headings and Table of Contents...........................   36
      30.5    Counterparts.............................................   36
      30.6    GOVERNING LAW............................................   36
      30.7    Calculation of Rent......................................   36
      30.8    Memoranda of Lease and Lease Supplements.................   36
      30.9    Allocations between the Lenders and the Holder...........   36
      30.10   Limitations on Recourse..................................   37
      30.11   Estoppel Certificates....................................   37
      30.12   Decision Making by Parties...............................   37
      30.13   Limited Power of Attorney................................   37
      30.14   Submission To Jurisdiction; Waivers......................   38
      30.15   WAIVERS OF JURY TRIAL....................................   39


EXHIBITS
--------

EXHIBIT A    -  Lease Supplement No. ___
EXHIBIT B-1  -  Memorandum of Lease and Lease Supplement
EXHIBIT B-2  -  Memorandum of Lease

                              LEASE AGREEMENT
                              ---------------
                 (Tax Retention Operating Lease Agreement)


      THIS LEASE AGREEMENT (Tax Retention Operating Lease) (this "Lease"), dated as of May 5, 1995, is between FIRST SECURITY BANK OF UTAH, N.A., a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as Owner Trustee under the FM Trust 1995-1, as lessor (the "Lessor"), and FRED MEYER, INC., a Delaware corporation, having its principal place of business at 3800 S.E. 22nd Avenue, Portland, Oregon 97202, as lessee (the "Lessee")

                            W I T N E S S E T H:
                            - - - - - - - - - -

      A. WHEREAS, subject to the terms and conditions of the Agency Agreement, Lessor will (i) purchase or ground lease various parcels of real property, some of which will have existing Improvements thereon, from one or more third parties designated by Lessee and
(ii) fund the development, refurbishment and construction by the Construction Agent of Improvements on such real property; and

      B. WHEREAS, the Basic Term shall commence with respect to each Property on the Basic Term Commencement Date described in
Section 2.2 hereof; and

      C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each Property;

      NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 ARTICLE I

      1.1 Definitions. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Appendix A to the Participation Agreement of even date herewith (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among the Lessee, the Construction Agent, First Security Bank of Utah, N.A., not individually, except as expressly stated therein, as Owner
Trustee under the FM Trust 1995-1, the Holder, the Lenders and the Agent.

      1.2 Interpretation. The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.

                                 ARTICLE II

      2.1 Property. Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property.

      2.2 Lease Term. The term of this Lease with respect to each Property (the "Basic Term") shall begin upon the earliest to occur of (i) the Completion Date for such Property, (ii) with respect to Improved Property, the Property Closing Date with respect to such Improved Property or (iii) if such Property is a Construction Period Property as of the date of any Agency Agreement
Event of Default, the date of such Agency Agreement Event of Default (in each case the "Basic Term Commencement Date") and shall end on May 5, 2000 (the "Basic Term Expiration Date"), unless the Term is extended or earlier terminated in accordance with the provisions of this Lease.

      2.3 Title. Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in title to any Property.

      2.4 Lease Supplements. On or prior to the Completion Date with respect to the Improvements to be constructed on Unimproved Property and on or prior to the Property Closing Date with respect to each acquisition of Improved Property, Lessee covenants and agrees with Lessor that it will execute and deliver to Lessor a Lease Supplement for the Property to be leased effective as of the Basic Term Commencement Date for such Property (such Lease Supplement to be in substantially the form of Exhibit A hereto), and thereafter such Property shall be subject to the terms of this Lease.


                                ARTICLE III

      3.1   Rent.

            (a) Lessee shall pay Basic Rent in arrears, on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term; provided, however, with respect to each individual Property Lessee shall have no obligation to pay Basic Rent with respect to such Property until the Basic Term has commenced with respect to such Property.

            (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer
      (including Automated Clearing House transfer) of immediately available funds on the due-date therefor to such account or accounts at such bank or banks as Lessor shall from time to time direct.

            (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessee or any act or omission of Lessor (other than an act or omission that constitutes gross negligence or wilful misconduct of Lessor), or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

      3.2 Payment of Basic Rent. Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

      3.3 Supplemental Rent. Lessee shall pay to Lessor or its designee or to the Person entitled thereto any and all Supplemental
Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Legal Requirements, (a) any and all unpaid fees, charges, payments and other obligations (other than the obligations of Lessor to pay the principal amount of the Loans and the Holder Amount) due and owing by Lessor under the Credit Agreement, under the Trust Agreement and/or under any other Operative Agreement (including specifically without limitation any amounts owing to the Lenders under Section 2.10 or Section 2.11 of the Credit Agreement and any amounts owing to the Holder under
Section 3.8 or Section 3.9 of the Trust Agreement) and (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay
Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

      3.4 Performance on a Non-Business Day. If any payment is required hereunder on a day that is not a Business Day, then such payment shall be due on the next succeeding Business Day.

      3.5 Rent Payment Provisions. Lessee shall make payment of all Basic Rent and Supplemental Rent when due regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.


                                 ARTICLE IV

      4.1 Utility Charges. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on a Property and related real property during the Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee. The amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the reasonable costs and expenses incurred by Lessor in obtaining such credit or refund, if any, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to a Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.


                                 ARTICLE V

      5.1 Quiet Enjoyment. Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term
Commencement Date.

      5.2   Transfers by Lessor; Lessor Liens.  So long as no Lease
Event of Default shall have occurred and be continuing, Lessor shall not assign or convey any of its right, title or interest in and to this Lease or the Properties, except for the Liens specifically contemplated under the Operative Agreements or as otherwise required by Law. In addition to the foregoing, Lessor agrees that it will, in its individual capacity and at its own cost and expense (and without any right of indemnity under the Operative Agreements) promptly take such action as may be necessary to duly discharge and satisfy in full any Lessor Liens in a manner consistent with the requirements of Section 10.2(a) of the Participation Agreement.

                                 ARTICLE VI

       6.1 Net Lease. This Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counter- claim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of:
(i) any damage to or destruction of any Property or any part thereof;
(ii) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise; (iii) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (iv) any title defect, Lien or any matter affecting title to any Property; (v) any eviction by paramount title or otherwise; (vi) any default by Lessor hereunder; (vii) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting Lessor or any Governmental Authority; (viii) the impossibility or illegality of performance by Lessor, Lessee or both; (ix) any action of any Governmental Authority;
(x) Lessee's acquisition of ownership of all or part of any Property;
(xi) breach of any warranty or representation with respect to any Property or any Operative Agreement; (xii) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (xiii) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subject to negotiation.

      6.2 No Termination or Abatement. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of Lessor or any Governmental Authority or by any court with respect to Lessor or any Governmental Authority. Lessee hereby waives all right (i) to terminate or surrender this Lease or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.


                              ARTICLE VII

      7.1   Ownership of the Property.

            (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) Lessor will be treated as the owner and lessor of each Property and
      (C) Lessee will be treated as the lessee of each Property, but
      (ii) for federal and all state and local income tax purposes, bankruptcy and commercial law and real estate purposes and all other purposes (A) this Lease will be treated as a financing arrangement, and (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes.

            (b) To the extent this Lease is hereafter deemed to constitute a finance lease and not a true lease, then and only in such event, Lessor and Lessee intend and agree that, for the purpose of securing Lessee's obligations hereunder, (i) this Lease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform
      Commercial Code respecting each of the Properties to the extent such is personal property and an irrevocable grant and conveyance of a lien and mortgage on each of the Properties to the extent such is real property; (ii) the conveyance provided for in Article II shall be deemed to be a grant by Lessee to Lessor of, and Lessee hereby grants to Lessor, a lien on and security interest, mortgage and deed of trust in all of Lessee's right, title and interest in and to the Property and all proceeds (including without limitation insurance proceeds) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by the Property; and (iii) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest, mortgage, deed of trust or lien under applicable law. Lessor and Lessee shall, to the extent consistent with this Lease, take such actions as may be necessary (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code
      Fixture

      Filings and memoranda of this Lease and the various Lease Supplements) to ensure that, if this Lease were deemed to create a lien, mortgage, deed of trust or security interest in the Property in accordance with this Section, such lien, mortgage, deed of trust or security interest would be deemed to be perfected and to have a first priority position under applicable law and will be maintained as such throughout the Term.


                             ARTICLE VIII

      8.1 Condition of the Property. EXCEPT FOR THE COVENANTS OF LESSOR SET FORTH IN ARTICLE V HEREOF, LESSEE ACKNOWLEDGES AND
AGREES THAT IT IS LEASING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND IN EACH
CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN
ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, (D) ALL
APPLICABLE LEGAL REQUIREMENTS AND (D) VIOLATIONS OF LEGAL
REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF.  NEITHER LESSOR
NOR THE AGENT NOR ANY LENDER NOR THE HOLDER HAS MADE OR SHALL BE
DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO
THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT
WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR
ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR THE HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO
COMPLY WITH ANY LEGAL REQUIREMENT.  THE LESSEE HAS OR WILL HAVE
BEEN AFFORDED FULL OPPORTUNITY TO INSPECT THE PROPERTY AND THE IMPROVEMENTS THEREIN, IS OR WILL BE (INSOFAR AS THE LESSOR, THE
AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH
THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY
ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS
BETWEEN THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDER, ON THE
ONE HAND, AND THE LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY
LESSEE.

      8.2   Possession and Use of the Property.

            (a) At all times during the Term with respect to each Property, such Property shall not be used by Lessee for any unlawful purpose. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. During the Term, Lessee may cease operations at Properties having a Maximum Property Cost not to exceed fifty percent (50%) of the Maximum Property Cost of all Properties as of the Construction Period Termination Date; provided, during such period of ceased operations Lessee shall comply with its obligations under the Operative Agreements.

            (b) The address of Lessee set forth in Section 29.1 herein or otherwise disclosed to Lessor by Lessee pursuant to written notice hereunder no less than 30 days prior to the effective date of such changed location is the chief place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction). Regarding a particular
      Property, each Lease Supplement correctly identifies the initial location of the related Equipment and Improvements and contains an accurate legal description for the related parcel of Land. Lessee has no other places of business where the Equipment or Improvements will be located other than those identified on the applicable Lease Supplement.

            (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property (except the Land identified in the Lease Supplement in which such Equipment is also described) in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

            (d) With respect to each Property, subject to the terms and conditions of this Lease and the Participation Agreement, on each Basic Term Commencement Date Lessor and Lessee shall execute and deliver a Lease Supplement containing, in regard to such Property, an Equipment Schedule that has a complete description of each item of Equipment, an Improvement Schedule that has a complete description of each Improvement and a legal description of the Land, to be leased hereunder as of such date. Simultaneously therewith, such Equipment, Improvements and Land shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.


                              ARTICLE IX

      9.1 Compliance With Legal Requirements and Insurance Requirements. Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (i) comply with all material Legal Requirements (including without limitation all Environmental Laws) relating to the Properties, and all Insurance Requirements relating to the Properties, including the use, development, construction, operation, maintenance, repair, refurbishment and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Properties, and (ii) procure, maintain and comply with all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Properties and for the use, development, construction, operation, maintenance, repair and restoration of the Improvements.


                               ARTICLE X

      10.1  Maintenance and Repair; Return.

            (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Legal Requirements, Insurance Requirement and manufacturer's specifications and standards and on a basis consistent with the operation and maintenance of other similar properties or equipment of Lessee as of the date hereof subject, however, to the provisions of Article XV with respect to Condemnation and Casualty.

            (b) Lessee shall not use or locate any component of any Property outside of any Approved State. Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land (comprising part of the Property) described in the applicable Lease Supplement.

            (c)   (Intentionally Omitted).

            (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of a Lease Event of Default, materially disrupt the business of Lessee.

            (e) If, at any time, the aggregate appraised value of Properties then subject to this Lease and with respect to which operations have not ceased as described in Section 8.2(a) for which the Lessor has received an Appraisal pursuant to the terms of Section 5.6 of the Participation Agreement is less than the lesser of $14,000,000 or the aggregate Property Cost of all Properties then subject to this Lease and with respect to which operations have not ceased as described in Section
      8.2(a) (such lesser amount being hereafter referred to as the "Base Amount"), then the Lessee will cause an additional
      Appraisal or Appraisals to be immediately delivered to the Lessor in an amount sufficient to cause such aggregate appraised value to equal or exceed the Base Amount. In addition, Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) any additional Appraisals (or reappraisals) as Lessor may request if any one of Lessor, the Agent, any Lender or the Holder is required pursuant to any applicable Legal Requirement to obtain such an Appraisal (or reappraisal). Any such request by Lessor will identify the Person and the applicable Legal Requirement that necessitates the additional Appraisal (or reappraisal).
      Lessee may cause the additional Appraisal (or reappraisal) to be performed in a manner that satisfies the minimum requirements of such Legal Requirement, including, without limitation, if permitted by the Legal Requirement, providing a supplement or date-down to a previously provided Appraisal.
      The parties will cooperate on efforts to minimize the frequency and costs of such additional Appraisals (or reappraisals).

            (f) Lessor shall under no circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

            (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option or Expiration Date Purchase Option with respect to such Property, surrender such Property to Lessor, or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation Sections 9.1, 10.1(a)-(f) ,
      10.2, 11.1, 12.1, 22.1 and 23.1)

      10.2 Environmental Inspection. If Lessee has not given notice of exercise of its Expiration Date Purchase Option pursuant to
Section 20.2, then not more than 120 days nor less than 60 days prior to the Expiration Date, Lessee shall, at its sole cost and expense, provide to Lessor a report by a reputable environmental consultant selected by Lessee, which report shall be in form and substance satisfactory to Lessor.


                              ARTICLE XI

      11.1  Modifications, Substitutions and Replacements.

            (a) Lessee may, either at its sole cost and expense or with the proceeds of Modification Advances made pursuant to the terms of the Participation Agreement during the Construction Period, at any time and from time to time without the consent of Lessor make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements there for (collectively, "Modifications"); provided, that: (i) except for any Modification required to be made pursuant to a Legal
      Requirement, no Modification shall materially impair the value, utility or useful life of the Property from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all Legal Requirements (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be adversely affected;
      (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of
      Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any liens arising with respect to the Modification; and (vi) such Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1). All Modifications financed by Lessor shall become the property of, and title thereto shall immediately and without further action vest in, the Lessor, when installed (and the Ground Lease shall expressly provide).
       All other Modifications shall become the property of, and title thereto shall immediately and without further action vest in, Lessor, on surrender of the Property, the earlier termination of this Lease or the occurrence of a Lease Default or Lease Event of Default under Section 17.1(j) of this Lease.

            (b) The construction process provided for in the Agency Agreement is acknowledged by Lessor and the Agent to be consistent with and in compliance with the terms and provisions of this Article XI.


                              ARTICLE XII

      12.1  Warranty of Title.

            (a) Lessee agrees that, except as otherwise provided herein and subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Credit Agreement, other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of the Lessor created by the Operative Agreements are first priority perfected liens subject only to Permitted Liens.

            (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN
      THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR,
      SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE,
      OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY
      SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT
      THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.


                             ARTICLE XIII

      13.1 Permitted Contests Other Than in Respect of Indemnities. Except to the extent otherwise provided for in Section 13 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) Lessee provides to Lessor such security or other assurances reasonably acceptable to Lessor that Lessee can and will satisfy the Lien and comply with the Legal Requirements in sufficient time to prevent any sale, forfeiture or loss by reason of such non-payment or noncompliance,
(b) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability (in the case of a civil liability, unless Lessee provides to Lessor such security or other assurances reasonably acceptable to Lessor that Lessee can and will satisfy such liability) on Lessor, the Holder, the Agent or any Lender for failure to comply therewith;
and (c) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a) and (b) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

                              ARTICLE XIV

      14.1  Public Liability and Workers' Compensation Insurance.
During the Term of each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Properties or the premises where the Equipment is located and such other public liability coverages as are ordinarily procured by Persons who own or operate similar properties or equipment in similar businesses. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and that are in accordance with normal industry practice. The policies shall be endorsed to name Lessor, the Holder, the Agent and the Lenders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, the Holder, the Agent or the Lenders may have in force. Lessee shall, in the operation of the Properties, comply with the applicable workers' compensation laws and protect Lessor, the Holder, the Agent and the Lenders against any liability under such laws.

            14.2  Hazard and Other Insurance.

            (a) During the Term for each Property, Lessee shall keep, or cause to be kept, such Property insured against loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications on terms and in amounts that are no less favorable than insurance covering other similar properties owned by Lessee and that are in accordance with normal industry practice. The policies shall be endorsed to name Lessor, the Holder, the Agent and the Lenders, to the extent of their respective interests, as additional loss payees; provided, so long as no Lease Event of Default exists, any loss payable under the insurance policies required by this Section will be paid to Lessee and Lessee will have the sole authority to settle any such insurance claim without the need for prior approval by any such additional loss payee.

            (b) During the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act or 1973, or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it apply to any such Property.

      14.3  Coverage.

            (a) As of the date of this Lease and annually thereafter, Lessee shall furnish Lessor and the Agent with certificates showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming Lessor, the Holder, the Agent and the Lenders as additional insureds and loss payees and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of Lessee. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or material alteration of such insurance. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor copies of all insurance policies required by Sections
      14.1 and 14.2.

            (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated by any act or omission of Lessee or to the extent Lessee waives, at any time, any or all rights of recovery against any party for losses covered by such policy. Lessee hereby waives any and all such rights against the Lessor, the Holder, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

            (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article
      XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this
      Article XIV to be subject to a coinsurance exception of any kind.

            (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

            (e) Any insurance required to be carried hereunder may contain such deductibles and/or self insurance consistent with industry standards and the then current practice of Lessee with respect to its other properties similar to the Properties. Any liability insurance required under Section 14.1 may be met through "blanket" policies of insurance.

                              ARTICLE XV

      15.1  Casualty and Condemnation.

            (a)   Subject to the provisions of this Article XV and
      Article XVI (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Default or Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds under Sections 14.2(a) or (b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Lease Default or Lease Event of Default shall have occurred and be continuing such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this paragraph (a). All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder for the duration of any applicable cure period.

            (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof.
      At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

            (c) If Lessee shall receive notice of a Casualty or a possible Condemnation of a Property or any interest therein where damage to the affected Property is estimated to equal or exceed ten percent (10%) of the Property Cost of such Property, Lessee shall give notice thereof to the Lessor and to the Agent promptly after the receipt of such notice.

            (d)   In the event of a Casualty or a Condemnation
      (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the applicable Property in accordance with Section 16.1 if Lessee, within sixty (60) days after such occurrence, delivers to Lessor and the Agent a notice to such effect.

            (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense and using, if available, the proceeds of any award, compensation or insurance with respect to such Casualty or Condemnation (including, without limitation, any such award, compensation or insurance which has been received by the Agent and which should be turned over to Lessee pursuant to the terms of the Operative Agreements), promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, so as to restore the applicable Property to substantially the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the applicable Property shall remain with Lessor.

            (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect Lessee's obligations to pay
      Rent pursuant to Section 3.1.

            (g) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if during the Term with respect to a Property a Casualty occurs with respect to such Property or Lessee receives notice of a Condemnation with respect to such Property, and following such Casualty or Condemnation, Lessee is unable to use the remaining applicable Property in substantially the same manner as the Property was used prior to such Casualty or Condemnation and the applicable Property cannot reasonably be restored, repaired or replaced in a manner consistent with the requirements of this Lease by the earlier to occur of the Expiration Date or the date nine (9) months after the occurrence of such Casualty or Condemnation
      (if such Casualty or Condemnation occurs during the Term), to permit such use, then Lessee shall be required to exercise its Purchase Option with respect to the applicable Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.1), and pay Lessor the Purchase Option Price and any and all Rent then due and owing and all other amounts then due and owing (including without limitation amounts described in clause FIRST of Section 22.2); provided, if any Lease Default or Lease Event of Default has occurred and is continuing, Lessee shall also promptly (and in any event within three (3) Business Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to any Property.
      Provided that no Lease Default or Lease Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee. If a Lease Default has occurred and is continuing and any Loans, Holder Advance or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder

      Advance or other amounts owing with respect thereto) shall be paid to the Lessor.

      15.2 Environmental Matters. Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Property or Properties in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $100,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently commence any response, clean up, remedial or other action (including the pursuit by Lessee of appropriate action against any off-site or third party source for contamination, as appropriate) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than sixty (60) days prior to any time that Lessee elects to cease operations with respect to any Property in excess of that permitted by Section 8.2(a) hereof or to remarket any Property pursuant to Section 20.2 hereof or any other provision of any Operative Agreement, Lessee shall deliver a Phase I environmental survey respecting such Property satisfactory in form and substance to the Lessor.

      15.3 Notice of Environmental Matters. Promptly, but in any event within five (5) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property or Properties. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within ten (10) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.

                              ARTICLE XVI

      16.1 Termination Upon Certain Events. If any of the following occur: (i) Lessee has delivered a notice pursuant to Section
15.1(d) that following the applicable Casualty or Condemnation this Lease shall terminate with respect to the affected Property, or
(ii) Lessee has delivered notice pursuant to the second sentence of
Section 15.2 that, due to the occurrence of an Environmental Violation, this Lease shall terminate with respect to the affected Property, then Lessee shall be obligated to deliver, within thirty
(30) days of its receipt of notice of the applicable Condemnation or the occurrence of the applicable Casualty or Environmental Violation, a written notice to the Lessor in the form described in
Section 16.2(a) (a "Termination Notice") of the termination of this Lease with respect to the applicable Property.

      16.2  Procedures.

            (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected
      Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value for the applicable Property, any and all Rent then due and owing and all other amounts then due and owing (including without limitation amounts described in clause FIRST of Section 22.2) and purchase such Property on such Termination Date.

            (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, any and all Rent then due and owing and all other amounts then due and owing (including without limitation amounts described in clause FIRST of Section 22.2) theretofore accruing, and Lessor shall convey such Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with
      Section 19.1, as well as any Net Proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Lease with respect to such Property theretofore received by Lessor; provided, that if a Lease Event of Default shall have occurred and be continuing and any Loans or Holder Advance are owing with respect thereto or under this Lease, then any Excess Proceeds shall be paid to Lessor.


                             ARTICLE XVII

      17.1 Lease Events of Default. If any one or more of the following events (each a "Lease Event of Default") shall occur:

            (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within five (5) days after the same has become due and payable or (ii) any

      Purchase Option Price or Termination Value, on the date any such payment is due, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Purchase Option Price or Termination Value, or any amount due on the Expiration Date;

            (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a) (ii)) due and payable within ten (10) Business Days after receipt of notice thereof;

            (c) Lessee shall fail to maintain insurance as required by Article XIV of this Lease and such failure shall remain uncured for a period of thirty (30) days after receipt of written notice thereof;

            (d) Lessee shall fail to observe or perform any term, covenant or condition of Lessee under this Lease or any other
      Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b), (c) or (g) hereof, or any representation or warranty made by Lessee set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way, and if such failure or misrepresentation or breach of warranty is capable of being cured, it shall remain uncured for a period of thirty (30) days after receipt of written notice from Lessor thereof;
      provided, if such failure or misrepresentation or breach of warranty is capable of being cured but cannot be cured within such thirty-day period, so long as Lessee is diligently pursuing such cure, Lessee shall have an additional period, not exceeding 60 days, within which to effect such cure;

            (e) an Agency Agreement Event of Default shall have occurred and be continuing;

            (f) a failure by Lessee to pay any Imposition, in whole or in part, or to observe any Legal Requirement, regarding any Property imposed by any governmental entity or agency thereunder, subject to Lessee's rights relating to permitted contests under Section 13.1 and if such failure is capable of being cured, it remains uncured for a period of thirty (30) days after receipt of written notice from Lessor thereof; provided, if such a failure is capable of being cured but cannot be cured within such thirty-day period, so long as Lessee is diligently pursuing such cure, Lessee shall have an additional period, not exceeding 60 days, within which to effect such cure;

            (g) Lessee shall fail to observe or perform any term, covenant or condition incorporated by reference herein pursuant to Article XXVIII hereof and such failure shall remain uncured for a period of thirty (30) days (or such shorter or longer cure period subsequently available under the 1994 Credit Agreement with respect to an event of default thereunder regarding the Incorporated Covenants) after receipt of written notice from Lessor thereof;

            (h) Any default shall occur under the terms applicable to any Debt of Lessee or any Subsidiary of Lessee in an aggregate amount (for all Debt so affected) exceeding $5,000,000 and such default shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity;

            (i) Any default shall occur in the payment when due of any obligation of $5,000,000 or more of Lessee or any Subsidiary of Lessee with respect to any material purchase or lease of goods or services (except only to the extent that the existence of any such default is being contested by Lessee or such Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default), and continuance of such default for 30 days after notice thereof from the Lessor;

            (j) Lessee or any Material Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or Lessee or any Material Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Lessee or such Material Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Lessee or any Material Subsidiary or for a substantial part of any property of Lessee or any Material Subsidiary and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of Lessee or any Material Subsidiary, and if such case or proceeding is not commenced by Lessee or such Material Subsidiary, it is consented to or acquiesced in by Lessee or such Material Subsidiary, or remains for 60 days undismissed; or Lessee or any Material Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing;

            (k)   (i)   Institution of any steps by Lessee or any other
      Person to terminate a Pension Plan if as a result of such termination Lessee could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of

      $5,000,000, or (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under
      Section 302(f) of ERISA;

            (l) Lessee or any ERISA Affiliate shall make a complete or partial withdrawal from a Multiemployer Plan and the plan sponsor or such Multiemployer Plan shall notify such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $5,000,000, unless and only for as long as such liability shall be contested in good faith and such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

            (m) Any money judgment, writ or warrant or attachment or similar process involving in any case a final judgment in an amount in excess of $5,000,000 shall be entered or filed against Lessee or any Material Subsidiary or any of their respective assets and shall remain unsatisfied, undischarged, unvacated, unbonded or unstayed for a period of 60 days or in any event later than five days prior to the date of any proposed sale thereunder;

            (n)   Any Change in Control shall occur; or

            (o) Any Operative Agreement to which Lessee or the Construction Agent is a party shall cease to be enforceable (other than in accordance with its terms) against such party or such party shall claim in writing that such is the case.

then, in any such event, (i) all Construction Period Properties shall automatically become Properties that are subject to the terms of this Lease as more specifically provided in Section 2.2 and thereafter all references hereunder to "Property" or "Properties" and all obligations of the Lessee with respect to the Properties (including specifically without limitation the obligations of the Lessee contained in this Article XVII) shall be deemed to include such Construction Period Properties, and (ii) Lessor may, in addition to the other rights and remedies provided for in this
Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination (provided that such Event of Default is continuing at the end of such five-day period), and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder. As used in this Lease, a "notice" of a Lease Default or a Lease Event of Default shall mean a written notice to Lessee pursuant to Section 29.1, which specifies (i) the Lease Default or the Lease Event of Default and (ii) that it is intended as a notice of a Lease Default or a Lease Event of Default.

      17.2 Surrender of Possession. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

      17.3 Reletting. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

      17.4 Damages. Neither (a) the termination of this Lease as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve
Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting.
If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to
Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages
(it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to
Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided that Lessee's obligation to make payments of Basic Rent and Supplemental
Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, the Holder's, the Agent's and any Lenders' reasonable expenses in connection therewith, including repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent.

      17.5 Power of Sale. Without limiting any other remedies set forth in this Lease, in the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against the Properties WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Properties.

      17.6 Final Liquidated Damages. If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 13 of the Participation
Agreement, and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the sum of (a) the Termination Value for all Properties remaining under this Lease, plus (b) all other amounts owing in respect of Rent and Supplemental Rent theretofore accruing under this Lease. Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, a transfer and assignment of Lessor's entire right, title and interest in and to the Properties, the Improvements, Fixtures, Modifications and
Equipment. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to Lessee each of the following: (i) a special or limited warranty Deed conveying the Property (to the extent it is real property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (ii) a Bill of Sale conveying the Property
(to the extent it is personal property) to

Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (iii) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Deed; and (iv) a FIRPTA affidavit. Subject to the foregoing, the Properties shall be conveyed to Lessee (or Lessee's designee) "AS IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, Fixtures, Modifications or Equipment or documents unless Lessee shall have paid in full the Termination Value and all other amounts due and owing hereunder and under the other Operative Agreements.

      17.7 Lessee's Purchase Option During Default. If Lessee exercises its Purchase Option in accordance with Section 20.1 with respect to a Property while a Lease Default or Lease Event of Default is continuing, the exercise of such Purchase Option shall be deemed to have cured such Lease Default or Lease Event of Default to the extent such Lease Default or Lease Event of Default is no longer continuing with respect to any other Property remaining subject to this Lease after the exercise of the Purchase Option.

      17.8 Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession;
(b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

      17.9 Assignment of Rights Under Contracts. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the purchase, construction, development, use or operation of the Properties (including, without limitation, all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the purchase, construction, use and operation of the Properties.

      17.10 Remedies Cumulative. The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.

                             ARTICLE XVIII

      18.1  Lessor's Right to Cure Lessee's Lease Defaults.
Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property, or real property owned or leased by Lessee and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All reasonable out-of-pocket costs and expenses so incurred (including without limitation reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.


                              ARTICLE XIX

      19.1  Provisions Relating to Lessee's Exercise of its Purchase
Option. Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option or Expiration Date Purchase Option, upon the date on which this Lease is to terminate with respect to the applicable
Property or upon the Expiration Date with respect to the applicable Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b), 20.1 or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment and transfer of Lessor's entire interest in the applicable Property (which shall include an assignment of all of Lessor's right, title and interest in and to any Net Proceeds not previously received by Lessor). To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to Lessee each of the following: (i) a special or limited warranty Deed conveying the Property (to the extent it is real property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (ii) a Bill of
Sale conveying the Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (iii) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Deed; and (iv) a FIRPTA affidavit. Subject to the foregoing, the applicable Property shall be conveyed to Lessee "AS IS" "WHERE IS" and in then present physical condition.

      19.2 No Termination With Respect to Less than All of a Property. Lessee shall not be entitled to exercise its Purchase Option separately with respect to portions of a Property consisting of Land, Equipment and Improvements but shall be required to exercise its Purchase Option with respect to such entire Property.


                              ARTICLE XX

      20.1 Purchase Options. Provided that no Lease Default of the types specified in Sections 17.1(a), (b) or (j) or Lease Event of Default shall have occurred and be continuing (unless such Lease
Event of Default involves a single Property and can be cured by the exercise of the option to purchase by Lessee of such Property and such Property is referenced in the Purchase Notice (referenced below)), and subject to Section 19.2, Lessee shall have the option
(the "Purchase Option), exercisable by giving Lessor no less than sixty (60) days irrevocable written notice (the "Purchase Notice") of Lessee's election to exercise such option as to any Property, on any anniversary of the Basic Term Commencement Date for such Property (or if all Properties are to be acquired on any such anniversary), to purchase all or one or more Properties on such date specified in such Purchase Notice at a price equal to the Termination Value for such Property or Properties (which the parties do not intend to be a "bargain" purchase price), and Lessee at such time shall also pay any and all Rent then due and owing and all other amounts then due and owing (including without limitation amounts, if any, described in clause FIRST of Section 22.2) (such Termination Value, Rent and other amounts being hereafter referred to as the "Purchase Option Price"); provided, however, that unless the Lessor otherwise consents or the Purchase Option is exercised after the Construction Period Termination Date with respect to all of the Properties, the Purchase Option may not be exercised by the Lessee if, after giving effect to such exercise, the Maximum
Property Cost of the purchased Properties (together with all other Properties purchased by Lessee pursuant to this Section 20.1) would be greater than 35% of the greatest Maximum Property Cost applicable at any time during the Term. If Lessee exercises its Purchase Option pursuant to this Section 20.1, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to such Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price, amounts, if any, referred to in clause FIRST of Section 22.2 and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement.
 To effect any transfer and assignment by Lessor to Lessee under this Section 20.1, Lessor shall execute, acknowledge (where required) and deliver to Lessee each of the following: (i) a special or limited warranty Deed conveying the Property (to the extent it is real property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens;
(ii) a Bill of Sale conveying the Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens;
(iii) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Deed; and (iv) a FIRPTA affidavit. For purposes of this Lease and the other
Operative Agreements, any and all
amounts paid by Lessee pursuant to the provisions of Section
10.3(f) of the Participation Agreement shall be deemed to be amounts paid and received pursuant to this Section 20.1. Lessee may assign its rights under this Section 20.1 to another Person; provided, Lessee shall remain liable for all obligations of Lessee hereunder respecting Property remaining subject to the terms of this Lease subsequent to such assignment as if such assignment had not occurred.

      20.2  Expiration Date Purchase or Sale Option.  Not less than
90 days and no more than 180 days prior to the Expiration Date, Lessee may give Lessor and Agent written notice (the "Expiration Date Election Notice") that Lessee is electing to exercise the Expiration Date Purchase Option or the option of Lessee to remarket and sell the Properties pursuant to Section 22.1. If Lessee does not give an Expiration Date Election Notice at least 90 days and not more than 180 days prior to the then current Expiration Date, then Lessee shall be obligated to repurchase the Properties pursuant to Section
20.1. If any Property is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date which could materially and adversely impact the Fair Market Sales Value of such Property, then Lessee shall be obligated to repurchase each such Property pursuant to Section 20.1. Prior to the Expiration Date,
Lessee may rescind its election to remarket the Properties pursuant to Section 22.1 and elect instead the Expiration Date Purchase
Option. If Lessee shall either (i) elect, or be deemed to have elected, to exercise the Expiration Date Purchase Option or (ii) elect to remarket the Properties pursuant to Section 22.1 and fail to cause all of the Properties to be sold on the Expiration Date in accordance with the terms of Sections 20.1 or 22.1, respectively, then in either case, on the Expiration Date Lessee shall pay to Lessor an amount equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase) and, upon receipt of such amount plus all Rent and other amounts then due and payable under this Lease and under any other
Operative Agreement (including without limitation the amounts described in clause FIRST of Section 22.2), Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Properties in accordance with Section 19.1.

      20.3 Lessor's Transfer Option. If, on the Construction Period Termination Date, there are fewer than four (4) Properties then subject to the terms of this Lease, then Lessor shall have the option to give Lessee irrevocable written notice that Lessor, on a Payment Date that is not less than thirty (30) days after the date of such written notice, shall transfer and convey all of its right, title and interest in and to any or all of the Properties to Lessee. On any transfer and conveyance date specified by Lessor pursuant to this Section 20.3, (i) Lessor shall transfer and convey all of its right, title and interest in and to any or all of the Properties previously specified to Lessee, (ii) Lessee shall accept such transfer and conveyance of right, title and interest in and to the respective Property or Properties and (iii) Lessee shall pay the Termination Value for such respective Property or Properties and all Rent and other amounts then due and payable under this Lease and under any other Operative Agreement (including without limitation all costs and expenses referred to in clause FIRST of Section 22.2), in accordance with Section 19.1.


                              ARTICLE XXI

      21.1 Renewal. Provided that no Lease Event of Default shall have occurred and be continuing and provided that the Lenders agree at such time to extend the Maturity Date to a date that is identical to the final day of the Extended Term, at the Basic Term Expiration Date, Lessee may renew this Lease (the "Renewal Option") for the Extended Term upon not more than 180 days and not less than 90 days prior written notice to Lessor, with respect to all Property, other than Property which Lessee shall have elected to purchase pursuant to Section 20.1. Unless otherwise agreed, any such renewal of this Lease for the Extended Term shall be on the same terms and conditions as set forth in this Lease for the original Term (which the parties do not intend to be a "bargain" renewal), subject in any case to renegotiation of the rental rate applicable during the Extended Term.


                             ARTICLE XXII

      22.1  Sale Procedure.

            (a) During the Marketing Period, Lessee, on behalf of any assignee of Lessee pursuant to Section 25.1 or the Lessor, shall obtain bids for the cash purchase of all of the Properties in connection with a sale to one or more purchasers to be consummated on the Expiration Date for the highest price available (subject to the proviso in the next sentence), shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for any Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids for the Properties submitted by the Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for all of the Properties, plus all amounts, if any, referred to in clause FIRST of Section 22.2 and represent bona fide offers from one or more third party purchasers. If the price which a prospective purchaser or purchasers shall have offered to pay for the Properties is less than the sum of the Limited Recourse Amount plus all costs and expenses referred to in clause FIRST of Section
      22.2, Lessor may elect to retain all the

      Properties by giving Lessee prior written notice of Lessor's election to retain the Properties, and upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, the Properties to Lessor pursuant to Section 10.1. Unless Lessor shall have elected to retain the Properties pursuant to the preceding sentence, Lessee shall arrange for Lessor to sell the Properties, for cash on the Expiration Date to the purchaser or purchasers identified by Lessee or Lessor, as the case may be. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to Lessee each of the following: (i) a special or limited warranty Deed conveying the Property (to the extent it is real property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (ii) a Bill of Sale conveying the Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (iii) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Deed; and (iv) a FIRPTA affidavit. Lessee shall surrender, or cause to be surrendered, the Property so sold or subject to such documents to each purchaser in the condition specified in Section 10.1. Neither party shall take any action or fail to take any action (where action is required under the Operative Agreements) which would have the effect of discouraging bona fide third party bids for any Property. If all of the Properties are not either (i) sold on the Expiration Date in accordance with the terms of this Section 22.1, or (ii) retained by the Lessor pursuant to an affirmative election made by the Lessor pursuant to the third sentence of this Section 22.1(a), then the Lessee shall be obligated to pay the Lessor on the Expiration Date an amount equal to the Termination Value for all of the Properties (plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreements) in accordance with the terms of Section 20.2.

            (b) If the Properties are sold on the Expiration Date to one or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for the Properties minus the sum of all amounts, if any, referred to in clause FIRST of Section 22.2 is less than the sum of the aggregate Termination Values for all of the Properties plus all Rent and other amounts then due and payable under this Lease and under any other Operative Agreements (hereinafter such difference shall be referred to as the "Deficiency Balance"), then the Lessee hereby unconditionally promises to pay to the Lessor on the Expiration Date the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for all of the Properties. If the Properties are retained by the Lessor pursuant to an affirmative election made by the Lessor pursuant to the third sentence of Section 22.1(a), then the Lessee hereby unconditionally promises to pay to the Lessor on the Expiration Date an amount equal to the aggregate
      Maximum Residual Guaranty Amounts for all of the Properties.

            (c) In the event the Properties are either sold to a third party purchaser on the Expiration Date or retained by the Lessor in connection with an affirmative election by the Lessor pursuant to the third sentence of Section 22.1(a), then in either case on the Expiration Date the Lessee shall provide, or cause to be provided, Lessor or such third party purchaser, with (i) all permits, certificates of occupancy, governmental licenses and authorizations (to the extent such licenses or authorizations are transferable) necessary to use and operate such Property for its intended purposes, (ii) such easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, repair, access to or maintenance of such Property for its intended purpose or otherwise as the Lessor shall reasonably request, and (iii) a services agreement covering such services as Lessor or such third party purchaser may request in order to use and operate the Property for its intended purposes at such rates (not in excess of arm's- length fair market rates) as shall be acceptable to Lessee and Lessor or such third party purchaser. All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form satisfactory to the Lessor or such third party purchaser, as applicable, and shall be fully assignable (including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

      22.2 Application of Proceeds of Sale. The Lessor shall apply the proceeds of sale of any Property in the following order of priority:

            (i) FIRST, to pay or to reimburse Lessor for the payment of all reasonable costs and expenses, if any, incurred by Lessor in connection with the sale;

            (ii) SECOND, so long as the Credit Agreement is in effect and the Holder Advance or any amount is owing to the Holder under any Operative Agreement, to the Agent to be applied pursuant to inter-creditor provisions between the Lenders and the Holder contained in Section 8 of the Credit Agreement and any other applicable provisions of the Operative Agreements; and

            (iii)   THIRD, to the Lessee.

      22.3  (intentionally omitted).

      22.4  (intentionally omitted).

      22.5 Certain Obligations Continue. During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount and all other amounts due to Lessor with respect to all Properties. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

      22.6 Sale of Undeveloped Pads. Provided that no Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee shall have the option, exercisable by giving Lessor no less than thirty (30) days written notice of Lessee's election to transfer and convey any undeveloped Land (excluding any de minimis site improvements) regarding any Property on the following terms and conditions: (a) the Person to whom the transfer and conveyance is made shall not be an Affiliate of Lessee; (b) the purchase price for such Land shall be equal to or greater than the Fair Market Sales
Value thereof and shall be promptly paid to Lessor (and in any event within three (3) Business Days after such transfer and conveyance); (c) the applicable Property, excluding such Land transferred and conveyed therefrom, shall (on and after the date of such transfer and conveyance) satisfy all of the terms and conditions of the Operative Agreements and (d) all Rent and other amounts due and payable by Lessee under any Operative Agreement shall be paid on or prior to the date of such transfer and conveyance.


                             ARTICLE XXIII

      23.1 Holding Over. If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Property and Lessee shall continue to pay Basic Rent at 110% of the Basic Rent that would otherwise be due and payable at such time. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional 10% amount shall be applied by the Lessor to the payment of the Loans pursuant to the Credit Agreement and the Holder Advance pursuant to the Trust Agreement pro rata between the Loans and the Holder Advance. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.


                             ARTICLE XXIV

      24.1 Risk of Loss. During the Term, unless Lessee shall not be in actual possession of the Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.


                              ARTICLE XXV

      25.1  Assignment.

            (a) Without the consent of the Lessor, Lessee may assign, subject to Section 25.1(b), this Lease and its rights hereunder in whole or in part to any Person provided the aggregate Property Cost of all such Properties under assignment, at the time such assignment becomes effective, does not exceed 25% of the aggregate Property Cost of all Properties then subject to this Lease. Lessee may not assign this Lease or its rights hereunder in whole or in part in addition to that referenced in the preceding sentence without first obtaining the prior written consent of the Lessor. Each assignment hereunder shall be made in the normal course of Lessee's business, on commercially reasonable terms and at market rates.

            (b) No such assignment or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to any assignment regarding this Lease.

      25.2  Subleases.

            (a) Without the consent of the Lessor, Lessee may sublet, subject to Section 25.2(c), any Property or portion thereof to (i) any wholly-owned Subsidiary of Lessee or (ii) any Person (which is not a wholly-owned Subsidiary of Lessee) provided the aggregate Property Cost of all such Properties under sublease to Persons (which are not wholly- owned Subsidiaries of Lessee), at the time such sublease becomes effective, does not exceed 25% of the aggregate

      Property Cost of all Properties then subject to this Lease. Lessee may not sublet any Property or portion thereof in addition to that referenced in the preceding sentence without first obtaining the prior written consent of the Lessor. Each sublease hereunder shall be made in the normal course of Lessee's business, on commercially reasonable terms and at market rates. Each sublease may be for a term less than, equal to or greater than the Term, as extended from time to time.

            (b) Promptly following the execution and delivery of any sublease permitted by this Article XXV, Lessee shall notify Lessor and the Agent of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Properties described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

            (c) No such sublease or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so sublet.


                             ARTICLE XXVI

      26.1 No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                             ARTICLE XXVII

      27.1 Acceptance of Surrender. No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and, prior to the payment or performance of all obligations under the Credit
Documents, the Agent, and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

      27.2 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in any Property,
(c) any Notes, or (d) a beneficial interest in Lessor.


                            ARTICLE XXVIII

      28.1 Incorporation of Covenants. Reference is made to that certain Credit Agreement dated as of June 30, 1994 (the "1994
Credit Agreement") among the Lessee, Continental Bank, as Agent, and the other financial institutions party thereto. Further reference is made to the covenants contained in Section 10 of the 1994 Credit Agreement (hereinafter referred to as the "Incorporated
Covenants"). The Lessee agrees with the Lessor that the Incorporated Covenants (and all other relevant provisions of the Credit Agreement related thereto) are hereby incorporated by reference into this Lease to the same extent and with the same effect as if set forth fully herein, without giving effect to any waiver, amendment, modification or replacement of the 1994 Credit Agreement or any term or provision of the Incorporated Covenants occurring subsequent to the date of this Lease, except to the extent otherwise specifically provided in the following provisions of this paragraph. In the event a waiver is granted under the 1994 Credit Agreement or an amendment or modification is executed with respect to the 1994 Credit Agreement, and such waiver, amendment and/or modification affects the Incorporated Covenants, then such waiver, amendment or modification shall be effective with respect to the Incorporated Covenants as incorporated by reference into this Lease only if consented to in writing by the Lessor and the Majority Lenders. In the event of any replacement of the 1994
Credit Agreement with a similar credit facility (the "New
Facility") the covenants contained in the New Facility which correspond to the covenants contained in Section 10 of the 1994
Credit Agreement shall become the Incorporated Covenants hereunder only if consented to in writing by the Lessor and the Majority
Lenders and, if such consent is not granted or if the 1994 Credit Agreement is terminated and not replaced, then the covenants contained in Section 10 of the 1994 Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph) shall continue to be the Incorporated Covenants hereunder.


                             ARTICLE XXIX

      29.1 Notices. All notices required or permitted to be given under this Lease shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five days after mailing, properly addressed.

Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

      If to Lessee:

                  Fred Meyer, Inc.
                  3800 S.E. 22nd Avenue
                  P.O. Box 42121
                  Portland, Oregon  97242
                  Attention:        Michael H. Don,
                                    Vice President
                                    and Corporate Treasurer
                  Telephone:        (503) 797-5300
                  Telecopier:       (503) 797-5299

      If to Lessor:

                  First Security Bank of Utah, N.A.
                  79 South Main Street
                  Salt Lake City, Utah  84111
                  Attention:        Mr. Val T. Orton
                                    Corporate Trust Counsel
                  Telephone:        (801) 246-5300
                  Telecopy:         (801) 246-5053

      with a copy to the Agent:

                  NationsBank of Texas, N.A.
                  901 Main Street, 13th Floor
                  P.O. Box 831000
                  Dallas, Texas  75283-1000
                  Attention:        Ms. Molly Oxford
                                    Assistant Vice President
                  Telephone:        (214) 508-3255
                  Telecopy:         (214) 508-2515

or such additional parties and/or other address as such party may hereafter designate, and shall be effective upon receipt or refusal thereof.


                              ARTICLE XXX

      30.1 Miscellaneous. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

      30.2 Amendments and Modifications. Neither this Lease, any Lease Supplement nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by Lessor and Lessee.

      30.3 Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      30.4 Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      30.5 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

      30.6  GOVERNING LAW.  THIS LEASE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

      30.7 Calculation of Rent. All calculation of Basic Rent payable hereunder (to the extent computed with reference to the Eurodollar Rate) shall be computed based on the actual number of days elapsed over a year of 360 days.

      30.8 Memoranda of Lease and Lease Supplements. This Lease shall not be recorded; provided, Lessor and Lessee shall promptly record (a) a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of Exhibit B-1 attached hereto) regarding (i) each Improved Property promptly after the acquisition thereof in the local filing office with respect thereto and (ii) each Property which is not an Improved Property promptly after the commencement of the Basic Term therefor in the local filing office with respect thereto, and (b) a memorandum of this Lease (in substantially the form of Exhibit B-2 attached hereto) regarding each Property which is not an Improved Property promptly after the acquisition thereof in the local filing office with respect thereto, in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease or any such Lease Supplement in the applicable real estate filing records.

      30.9 Allocations between the Lenders and the Holder. Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holder contained in the Operative Agreement (or as otherwise agreed among the Lenders and the Holder from time to time).

      30.10 Limitations on Recourse. Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holder or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2.

      30.11 Estoppel Certificates. Upon twenty (20) days' prior notice of the request, either party will execute, acknowledge and deliver to the other party a certificate stating (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and setting forth such modifications), (b) the dates to which Rent and other sums payable hereunder have been paid, and (c) either that to the knowledge of the party no default exists under this Lease or specifying each such default of which the party has knowledge. A party shall not be obligated, except as provided herein, to update any certificate once delivered.

      30.12 Decision Making by Parties. Wherever a party's consent, approval, decision or determination is required under this Lease, such consent or approval shall be given or decision or determination shall be made in writing and in a commercially reasonable manner. No change in Rent, the rights of the parties or the economic terms of this Lease shall be required as a condition to granting of consent. Any denial of consent will include in reasonable detail the reason for denial or aspect of the request that was not acceptable.

      30.13 Limited Power of Attorney. To the extent required by Lessee, Lessor hereby agrees to provide Lessee with a Limited
Power of Attorney permitting Lessee to act on behalf of Lessor in connection with (i) consenting to all Subleases referenced in
Section 25.2 of this Lease (respecting up to, but not to exceed, 25% of the aggregate Property Costs of all Properties then subject to the Lease), (ii) executing all easements, use, restrictive covenant, assessment or bonding agreements referenced in the first paragraph of Section 10.5 of the Participation Agreement and (iii) selling undeveloped Land as is more specifically described in Section 22.6 of this Lease (provided, all such sales shall be conducted in compliance with the terms of such Section 22.6, without modification of such provisions pursuant to the utilization of the Limited Power of attorney by Lessee);
provided, the Limited Power of Attorney may be utilized only to the extent (x) no Default or Event of Default shall have occurred or be continuing at the time of the contemplated exercise of the Limited
Power of Attorney and (y) such Sublease, easement, use, restrictive covenant, assessment or bonding agreement or document of sale shall be made in the normal course of the Lessee's business, at market rates, on commercially reasonable terms and accomplished in a manner so as not to diminish the value of any Property in any material respect.

      To the extent any Event of Default has occurred and is continuing or the Lessee has received written notice of the occurrence of any Default, the Limited Power of Attorney shall immediately terminate and be void and of no further force or effect unless reinstated in writing by the Lessor and acknowledged and agreed to by the Holder and the Agent. Each action taken by the Lessee under the Limited Power of Attorney shall automatically, without further action, be deemed to be a representation and warranty as of such date that the conditions set forth in the first sentence of this Section 30.13 are satisfied in full as of such date.

      30.14 Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Lease and the other Operative Agreements to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Oregon, the courts of the United States of America for the District of Oregon, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to such party at its address set forth in Section
29.1 or at such other address of which the parties hereto shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 30.14 any special, exemplary or punitive damages.

      30.15 WAIVERS OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LESSOR AND THE LESSEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT TO WHICH SUCH ENTITY IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN.

                             [Signature pages follow]

      IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                    FRED MEYER, INC.

                                    By: MICHAEL H. DON
                                       --------------------------------
                                    Name: Michael H. Don
                                          ------------------------------
                                    Title: V.P. & Treasurer
                                           -----------------------------


                                    FIRST BANK OF UTAH, N.A., not
                                    individually, but solely as Owner
                                    Trustee under the FM Trust 1995-1

                                    By: GREG A. HAWLEY
                                       --------------------------------
                                    Name: Greg A. Hawley
                                          ------------------------------
                                    Title: Assistant Vice President
                                           -----------------------------


Receipt of this original
counterpart of the foregoing
Lease is hereby
acknowledged as the date
hereof

NationsBank of Texas, N.A.,
  as Agent


By: _______________________
Name:  William Guffey
Title:  Vice President

                                                                   EXHIBIT A TO
                                                                      THE LEASE
                                                                   ------------

                             LEASE SUPPLEMENT NO. ___

      THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of [________________________] between FIRST SECURITY BANK OF UTAH, N.A., a national banking association, not individually, but solely as Owner Trustee under the FM Trust 1995-1, as lessor (the "Lessor"), and FRED MEYER, INC., as lessee (the "Lessee").

      WHEREAS, the Lessor is the owner or will be owner of the Property described on Schedule I hereto (the "Leased Property") and wishes to lease the same to Lessee;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of May 5, 1995, among the Lessee, the Lessor, not individually, except as expressly stated therein, but solely as Owner Trustee under the FM Trust 1995-1, NationsBank of Texas, N.A., as the Holder, the various banks and banking institutions which are parties thereto from time to time and NationsBank of Texas, N.A., as Agent for the Lenders.

      SECTION 2. The Properties. Attached hereto as Schedule I is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule I-A, an Improvement Schedule attached hereto as Schedule I-B and a legal description of the Land for such Project attached hereto as Schedule I-C. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease.

      SECTION 3. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

      SECTION 4. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 5.  GOVERNING LAW.  THIS LEASE SUPPLEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE
OF OREGON.

      SECTION 6. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease
Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

      SECTION 7. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.


[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]



[If necessary, modify to put in recordable form.]

      IN WITNESS WHEREOF, each of the parties have caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date first above written.


                                    FIRST SECURITY BANK OF UTAH, N.A.,
                                    not individually, but solely as Owner
                                    Trustee under the FM Trust 1995-1, as
                                    Lessor

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________


                                    FRED MEYER, INC., as Lessee

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

Receipt of this original counterpart of the foregoing Lease
Supplement is hereby acknowledged as the date hereof.

NATIONSBANK OF TEXAS, N.A., as Agent


By: __________________________
Name: ________________________
Title: _______________________

                        [Conform to State Law Requirements]

                                 ACKNOWLEDGEMENTS
                                 ----------------

STATE OF                      )
                              ) ss.
County of                     )

            The foregoing instrument was acknowledged before me, the undersigned Notary Public, in the County of ___________, on this ___ day of ______________, 19__ by _______________________________ of
FIRST SECURITY BANK OF UTAH, N.A., a national banking association, of and on behalf of the national banking association.


                                    ____________________________________
(NOTARIAL SEAL)                     Notary Public for __________________
                                    Residing at: _______________________
                                    My commission expires: _____________



STATE OF OREGON               )
                              ) ss.
County of                     )

            On this ___ day of __________, 19__, before me,
_____________________ [notary's name], a Notary Public of the State of Oregon, duly commissioned and sworn, personally appeared ______________________ to me personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the written instrument as the ______________________ of FRED MEYER, INC., a Delaware corporation, of and on behalf of such corporation and acknowledged to me that such corporation executed the same.


                                    _____________________________________
(NOTARIAL SEAL)                     Notary Public for the State of Oregon
                                    Residing at: ________________________
                                    My commission expires: ______________

STATE OF ________________)
                              ) ss:
COUNTY OF _______________)

      The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ________________ this _____ day of ______________, by ________________, as
__________________ of First Security Bank of Utah, N.A., not individually, but solely as Owner Trustee under the FM Trust
1995-1, on behalf of the Owner Trustee.

[Notarial Seal]                           ________________________________
                                               Notary Public

My commission expires: _________          Residing at: ___________________
                                          ________________________________



STATE OF ________________)
                         ) ss:
COUNTY OF _______________)

      The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ________________ this _____ day of ______________, by ________________, as
_______________ of FRED MEYER, INC., a Delaware corporation, on behalf of the corporation.

[Notarial Seal]                           ________________________________
                                               Notary Public

My commission expires: __________         Residing at: ___________________
                                          ________________________________



STATE OF ________________)
                         ) ss:
COUNTY OF _______________)

      The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ________________ this _____ day of ______________, by ________________, as
_______________ of NATIONSBANK OF TEXAS, N.A., a national banking association, as Agent.

[Notarial Seal]                           ________________________________
                                               Notary Public

My commission expires: __________         Residing at: ___________________
                                          ________________________________

---------------------------------------------------------------------------
                                 Appendix A
                       Rules of Usage and Definitions
---------------------------------------------------------------------------


                             I. Rules of Usage


      The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

            (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

            (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

            (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

            (d) References to any Person shall include such Person, its successors and permitted assigns and transferees.

            (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof.

            (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

            (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

            (h) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters to matters similar to those specifically mentioned.

            (i) References herein to "attorney's fees", "legal fees", "costs of counsel" or other such references shall be deemed to include the allocated cost of in-house counsel.

            (j) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Operative Agreements and any amendments or exhibits thereto.

                              II. Definitions

      "ABR" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "acquire" or "purchase" shall mean, with respect to any Property, the acquisition, lease or purchase of such Property by the Owner
Trustee from any Person.

      "Acquisition Advance" shall mean an advance of funds to pay
Property Acquisition Costs and other amounts related thereto pursuant to Section 5.3 of the Participation Agreement.

      "Advance" shall mean a Construction Advance or Modification
Advance or an Acquisition Advance.

      "Affiliate" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipients (less any tax savings realized as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

      "Agency Agreement" shall mean the Agency Agreement, dated as of the Initial Closing Date, between the Construction Agent and the Owner Trustee.

      "Agency Agreement Event of Default" shall mean an "Event of Default" as defined in Section 5.1 of the Agency Agreement.

      "Agent" or "Administrative Agent" shall mean NationsBank of Texas, N.A., as Administrative Agent for the Lenders pursuant to the Credit Agreement, or any successor agent appointed in accordance with the terms of the Credit Agreement.

      "Allocated Interest" shall have the meaning specified in Section
1.1 of the Credit Agreement.

      "Applicable Margin" shall have the meaning given such term in
Section 1.1 of the Credit Agreement.

      "Appraisal" shall mean, with respect to any Property an appraisal to be delivered in connection with a Property Closing Date or in accordance with the terms of Section 10.1(e) of the Lease, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements, with such appraisal to be performed by an appraiser selected by the Agent after consultation with Lessee.

      "Approved States" shall mean Washington, Oregon, Utah and Idaho, and any other state approved in writing by the Lessor and the Agent.

      "Appurtenant Rights" shall mean (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying any Improvements, or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to such Land.

      "Available Commitment" shall have the meaning specified in
Section 1.1 of the Credit Agreement.

      "Base Amount" shall have the meaning specified in Section 10.1 of the Lease.

      "Basic Rent" shall mean, the sum of (i) the Loan Basic Rent and
(ii) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

      "Basic Term" shall have the meaning specified in Section 2.2 of the Lease.

      "Basic Term Commencement Date" shall have the meaning specified in Section 2.2 of the Lease.

      "Basic Term Expiration Date" shall have the meaning specified in
Section 2.2 of the Lease.

      "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance satisfactory to the Holder and the Agent.

      "Borrowing Date" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina, Dallas, Texas, Los Angeles, California, San Francisco, California, New York, New York or Portland, Oregon, are authorized or required by law to close; provided, however, that when used in connection with a Loan bearing interest based on the Eurodollar Rate, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

      "Capital Lease" means any lease of property (whether real, personal or mixed) which would, in accordance with GAAP, be required to be classified and accounted for on the books of the lessee as a capital lease.

      "Casualty" shall mean any damage or destruction of all or any portion of a Property as a result of a fire or other casualty.

      "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

      "Certificate" shall mean a Certificate in favor of the Holder regarding the Holder Commitment of the Holder issued pursuant to the terms and conditions of the Trust Agreement in favor of the Holder.

      "Certifying Party" shall have the meaning specified in Section
26.1 of the Lease.

      "Change in Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as amended) of outstanding shares of voting stock of Lessee representing in excess of 50% of voting control of Company, which Person or Persons have beneficial ownership of less than 5% of the outstanding shares of voting stock of Lessee as of the date of the Participation Agreement.

      "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses
(including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever.

      "Closing Date" shall mean the Initial Closing Date and each Property Closing Date.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute hereto.

      "Collateral" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Commitment" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Commitment Fee Payment Date" shall mean each Specified Interest Payment Date and the last day of the Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement.

      "Commitment Fee Rate" shall mean, with respect to the Commitments, a rate equal to 15 basis points (0.15%) per annum for the Commitment Period.

      "Commitment Period" shall mean the period from the Initial
Closing Date to and including the Construction Period Termination
Date, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement.

      "Company" shall have the meaning specified in Section 7.3 of the Participation Agreement.

      "Completion" shall mean, with respect to a Property, such time as final completion of the Improvements on such Property has been achieved in accordance with the Plans and Specifications, the Agency Agreement and/or the Lease, and in compliance with all material Legal Requirements and Insurance Requirements and (unless not required in connection with the construction, renovation and/or modification of Improvements on Improved Property) a certificate of occupancy has been issued with respect to such Property by the appropriate governmental entity.

      "Completion Date" shall mean, with respect to a Property, the earlier of (i) the date on which Completion for such Property has occurred and (ii) the Construction Period Termination Date.

      "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

      "Construction Advance" shall mean an advance of funds to pay Property Costs and other amounts related thereto with respect to

Unimproved Property pursuant to Section 5.4 or 5.5 of the Participation Agreement.

      "Construction Agent" shall mean Fred Meyer, Inc., a Delaware corporation, as construction agent under the Agency Agreement.

      "Construction Budget" shall mean, as to any Property, the aggregate of Land acquisition costs and the estimated cost of constructing and developing any Improvements, on a Property by Property basis, as determined by the Construction Agent or the Lessee, as the case may be, in its reasonable, good faith judgment, specifying the acquisition cost for Land and the projected hard costs relating to Improvements and soft costs relating to Improvements.

      "Construction Commencement Date" shall mean, with respect to Improvements, the date on which construction of such Improvements commences pursuant to the Agency Agreement.

      "Construction Period" shall mean, with respect to a Property, the period commencing on the Construction Commencement Date for such Property and ending on the Completion Date for such Property.

      "Construction Period Property" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Construction Period Termination Date" shall mean the second annual anniversary of the Initial Closing Date, as such date may be extended for up to six (6) additional months to the extent that a delay in construction is caused by a Force Majeure Event.

      "Control" shall mean (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, the possession directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

      "Co-Owner Trustee" shall have the meaning specified in Section
9.2 of the Trust Agreement.

      "Credit Agreement" shall mean the Credit Agreement, dated as of the Initial Closing Date, among the Lessor, the Agent and the Lenders, as specified therein.

      "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

      "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

      "Credit Documents" shall have the meaning specified in Section
1.1 of the Credit Agreement.

      "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than current accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person, (f) all obligations of such Person in respect of Hedging Arrangements, (g) all Suretyship Liabilities of such Person and (h) all Debt (as defined above) of any partnership in which such Person is a general partner. The amount of the Debt of any Person in respect of Hedging Arrangements shall be deemed to be the unrealized net loss position of such Person thereunder (determined for each counterparty individually, but netted for all Hedging Arrangements maintained with such counterparty).

      "Deed" shall mean a special or limited warranty deed regarding Land and/or Improvements in form and substance satisfactory to the Owner Trustee and the Agent.

      "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

      "Employee Benefit Plan" or "Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including any Multiemployer Plan), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on any Closing Date.

      "Environmental Claims" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance,
(c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Material, Environmental Law, or other order of a

Tribunal or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

      "Environmental Laws" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, or disposal of Hazardous Substances, pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., and state statutes analogous thereto.

      "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to violate or results in or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law.

      "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advance by the Construction Agent, the Lessee or the Lessor as specified or described in either a Requisition or a Lease Supplement, whether or not now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements or other improvements to Land.

      "Equipment Schedule" shall mean (a) each Equipment schedule attached to the applicable Requisition and (b) each Equipment Schedule attached to the applicable Lease Supplement as Schedule I-A.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "ERISA Affiliate" shall mean each entity required to be aggregated with any Lessee pursuant to the requirements of Section 414(b) or (c) of the Code.

      "Eurocurrency Reserve Requirements" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Eurodollar Holder Advance" shall mean the Holder Advance bearing a Holder Yield based on the Eurodollar Rate.

      "Eurodollar Rate" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Eurodollar Reserve Rate" shall have the meaning specified in
Section 1.1 of the Credit Agreement.

      "Event of Default" shall mean a Lease Event of Default, an Agency Agreement Event of Default or a Credit Agreement Event of Default.

      "Excepted Payments" shall mean: (a) all indemnity payments (including indemnity payments made pursuant to Section 13 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which the Owner Trustee, the Holder or any of their respective Affiliates, agents, officers, directors or employees is entitled;

      (b) any amounts (other than Basic Rent, Termination Value, or Purchase Option Price) payable under any Operative Agreement to reimburse the Owner Trustee, the Trust Company, the Holder or any of their respective Affiliates (including the reasonable expenses of the Owner Trustee, the Trust Company and the Holder incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Agreement;

      (c) any amount payable to the Holder by any transferee of such interest of the Holder as the purchase price of the Holder's interest in the Trust Estate (or a portion thereof);

      (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent;

      (e) any insurance proceeds under policies maintained by the Owner Trustee or the Holder;

      (f) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Owner Trustee or the Holder;

      (g) all right, title and interest of the Holder or the Owner Trustee to any Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Security Documents and the Lease pursuant to the terms thereof;

      (h) upon termination of the Credit Agreement pursuant to the terms thereof, all remaining property covered by the Lease or Security Documents;

      (i)   all payments in respect of the Holder Yield;

      (j) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (i) above; and

      (k) any rights of either the Owner Trustee or Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts.

      "Excepted Rights" shall mean the rights retained by the Owner Trustee pursuant to Section 8.2(a)(i) of the Credit Agreement and all right, title and interest of Owner Trustee in the Shared Rights.

      "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

      "Excluded Taxes" shall have the meaning specified in Section 13.2(e) of the Participation Agreement.

      "Exemption Agreement" shall have the meaning specified in Section 12.2(e) of the Participation Agreement.

      "Exemption Representation" shall have the meaning specified in
Section 13.2(e) of the Participation Agreement.

      "Expiration Date" shall mean the Basic Term Expiration Date or the last day of the Extended Term, if applicable.

      "Expiration Date Election Notice" shall have the meaning specified in Section 20.2 of the Lease.

      "Expiration Date Purchase Option" shall mean the Lessee's option to purchase all (but not less than all) of the Properties on the Expiration Date.

      "Extended Term" shall mean the five year period which immediately follows the end of the Basic Term and expires on May 5, 2005 with respect to which Lessee has exercised its Renewal Option pursuant to
Section 21.1 of the Lease.

      "Facility" shall mean a facility used for the treatment, storage or disposal of Hazardous Substances.

      "Fair Market Sales Value" shall mean, with respect to any Property, the amount, which in any event, shall not be less than zero, that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Property. Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, such Property is in the condition and state of repair required under

Section 10.1 of the Lease and the Lessee is in compliance with the other requirements of the Operative Agreements.

      "Fixtures" shall mean all fixtures relating to the Improvements, including all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

      "FM Trust 1995-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust Agreement.

      "Force Majeure Event" shall mean any event beyond the control of the Construction Agent, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, governmental activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition.

      "GAAP" shall mean the principles of accounting set forth in pronouncements of the Financial Accounting standards Board, the American Institute of Certified Public Accountants, as such principles are from time to time supplemented and amended.

      "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the contemplated use, occupancy, zoning and operations of any Property.

      "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Ground Lease" shall mean a ground lease respecting any Property owned by Lessee or a wholly-owned Subsidiary of Lessee in form and substance satisfactory to Lessor (i) having a 99 year term and payments set at $1.00 per year or (ii) subject to such other terms and conditions as are reasonably satisfactory to Lessor, Lessee and the Agent.

      "Hedging Arrangement" means any interest rate swap, cap or collar agreement, currency swap agreement, commodity swap agreement or other arrangement designed to hedge interest rate and/or currency risk or changes in commodity prices.

      "Hazardous Substance" shall mean any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law. The term "Hazardous Substances" shall not include (a) cleaning products, landscape fertilizers and other products in the ordinary quantities that are customarily used in the ordinary course of business of operating and maintaining commercial properties or (b) products held in sealed containers for sale to customers.

      "Holder" shall mean NationsBank of Texas, N.A. and the several banks and other financial institutions which are from time to time holders of Certificates in connection with the FM Trust 1995-1.

      "Holder Advance" shall have the meaning specified in section 2 of the Participation Agreement.

      "Holder Amount" shall mean as of any date, the aggregate amount of the Holder Advance made by the Holder to the Trust Estate pursuant to Section 2 of the Participation Agreement and Section 3.1 of the Trust Agreement less any payments of the Holder Advance received by the Holder pursuant to Section 3.4 of the Trust Agreement.

      "Holder Applicable Margin" shall mean the Applicable Margin plus, in each case, .575%.

      "Holder Commitment" shall mean $3,000,000.

      "Holder Overdue Rate" shall mean the lesser of (i) the Overdue Interest, as defined in the Credit Agreement, plus .575% and (ii) the highest rate permitted by applicable law.

      "Holder Property Cost" shall mean with respect to each Property, at any date of determination, an amount equal to the product of (a) a fraction, the numerator of which is the Property Cost for such individual Property and the denominator of which is the aggregate Property Cost for all Properties which are then subject to the terms and conditions of the Operative Agreements multiplied by (b) the outstanding Holder Advance.

      "Holder Up-Front Fee" shall have the meaning specified in Section
9.4 of the Participation Agreement.

      "Holder Yield" shall mean the Eurodollar Reserve Rate plus the Holder Applicable Margin; provided, however, (i) upon delivery of the notice described in Section 3.7(c) of the Trust

Agreement, the outstanding Holder Advance of the Holder shall bear a yield at the ABR applicable from time to time from and after the dates and during the periods specified in Section 3.7(c) of the Trust Agreement, and (ii) upon the delivery by the Holder of the notice described in Section 3.8(c) of the Trust Agreement, the Holder Advance of the Holder shall bear a yield at the ABR applicable from time to time after the dates and during the periods specified in Section 3.8(c) of the Trust Agreement.

      "Impositions" shall mean, except to the extent described in the following sentence, any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes"), including (i) real and personal property taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on any Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) any tax, Lien, assessment or charge asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein;
(b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of such Property or any part thereof or interest therein; (c) the Notes or other indebtedness with respect to any Property or any part thereof or interest therein;
(d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto;
(f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes; or
(i) otherwise in connection with the transactions contemplated by the Operative Agreements.

      The term "Imposition" shall not mean or include:

            (i) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnified Person
      (other than Lessor) by the United States federal government that are based on or measured by the net income (including taxes based on capital gains, and minimum taxes or any tax imposed by Code
      Section 59A) of such Indemnified Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

          (ii) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than Lessor) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are in the nature of franchise taxes or are based upon or measured by the overall gross or net income or overall gross or net receipts of such Indemnified Person except that this clause (ii) shall not apply to (and thus shall not exclude) any such Taxes imposed on an Indemnified Person by a state (or any local taxing authority thereof or therein) to the extent that (A) such Taxes would not have been imposed but for the location, possession or use of any Property in such jurisdiction, and (B) in the case of Taxes based upon overall gross or net income or overall gross or net receipts, such Taxes would not have been imposed had the transactions described in the Operative Agreements been structured as a standard financing arrangement (i.e, with the Indemnity Provider (x) being the borrower of funds advanced by the Lenders and the Holder, (y) holding title to each Property, and (z) being treated as the owner of each Property for both financial accounting and federal income tax purposes) rather than as a tax retention operating lease (it being understood that any such indemnity would be payable only to the extent of the net harm incurred by such Indemnified Person from such Taxes, taking into account any incremental tax benefit in another tax jurisdiction resulting from payment of such Taxes); provided, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

         (iii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the property in accordance with the terms of the Lease (but not any Tax or imposition that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale); or

          (iv) any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or wilful misconduct of such Indemnified Person itself (as opposed to gross negligence or wilful misconduct imputed to such Indemnified Person), but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

Any Tax or imposition excluded from the defined term "Imposition" in any one of the foregoing clauses (i) through (v) shall not be construed as constituting an Imposition by any provision of any other of the aforementioned clauses.

      "Improved Property" shall mean a Property acquired by the Lessor which contains Improvements that are suitable as of the Property
Closing Date for occupancy by the Lessee and the operation by the Lessee of a Store therein.

      "Improvements" shall mean, with respect to the construction, renovation and/or Modification of a Store, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advance, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Property Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to such Property Closing Date.

      "Incorporated Covenants" shall have the meaning specified in
Section 28.1 of the Lease Agreement.

      "Indebtedness" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Indemnified Person" shall mean the Lessor, the Owner Trustee, in its individual and its trust capacity, the Agent, the Holder, the Lenders and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

      "Indemnity Provider" shall mean, respecting each Property, the Construction Agent from the date of the Participation Agreement to and including the Basic Term Commencement Date for such Property and the Lessee for the duration of the Term for such Property.

      "Initial Closing Date" shall mean the date of the Participation
Agreement.

      "Initial Construction Advance" shall mean any initial Advance (which may be either a Construction Advance or a

Modification Advance) to pay for: (i) Property Costs for construction of any Improvements; (ii) the Property Costs of restoring or repairing any Property which is required to be restored or repaired in accordance with Section 15.1(e) of the Lease; and (iii) the costs of any Modifications in accordance with Section 11.1 of the Lease.

      "Insurance Requirements" shall mean all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Agency Agreement to be maintained by the Construction Agent, and all requirements of the issuer of any such policy and, regarding self insurance, any other requirements of Lessee.

      "Interest Period" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

      "Land" shall mean a parcel of real property described on (a) the Requisition issued by the Construction Agent on the Property Closing Date relating to such parcel and (b) Schedule I-C to each applicable Lease Supplement executed and delivered in accordance with the requirements of Section 2.4 of the Lease.

      "Law" shall mean any statute, law, ordinance, regulation, rule, order, writ, injunction or decree of any Tribunal.

      "Lease" or "Lease Agreement" shall mean the Lease Agreement (Tax Retention Operating Lease) dated as of the Initial Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto, as such Lease Agreement may from time to time be supplemented, amended or modified in accordance with the terms thereof.

      "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

      "Lease Event of Default" shall have the meaning specified in
Section 17.1 of the Lease.

      "Lease Supplement" shall mean each Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto, as such Lease Supplement may be supplemented, amended or modified from time to time.

      "Lease Term Debt Percentage" shall mean, as of the date of determination, a percentage equal to 1.000 minus the Lease Term Holder Percentage.

      "Lease Term Holder Percentage" shall mean, as of the date of determination, a percentage equal to $3,000,000 divided by the aggregate Property Costs for all Properties after the Completion thereof and with respect to any Improved Property, after the acquisition thereof.

      "Legal Requirements" shall mean as to any Person all foreign, Federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting such Person and all foreign, Federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and impositions affecting any Property or the taxation, demolition, construction, use or alteration of such Property, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et. seq., and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Property, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section 12.2 of the Lease.

      "Lender Commitment Fee" shall have the meaning specified in
Section 9.5(a) of the Participation Agreement.

      "Lender Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to procure a security interest in favor of the Agent in any Equipment or in any Improvements.

      "Lender Up-Front Fee" shall have the meaning specified in Section
9.4 of the Participation Agreement.

      "Lenders" shall mean the several banks and other financial institutions from time to time party to the Credit Agreement.

      "Lessee" shall have the meaning set forth in the Lease.

      "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as Lessor under the Lease.

      "Lessor Basic Rent" shall mean the scheduled Holder Yield due on the Holder Advance on any Specified Interest Payment Date pursuant to the Trust Agreement (but not including interest on overdue amounts under the Trust Agreement or otherwise).

      "Lessor Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

      "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or Trust Company, in its individual capacity, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or Trust Company, in its individual capacity, which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor or Trust Company, in its individual capacity, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify Lessor or Trust Company, in its individual capacity, pursuant to Section 13 of the Participation Agreement or (d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

      "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, option or charge of any kind.

      "Limited Power of Attorney" shall mean the Limited Power of Attorney dated as of the Initial Closing Date given by the Owner
Trustee in favor of the Company and in form and substance satisfactory to the Agent, the Holder, the Owner Trustee and the Company.

      "Limited Recourse Amount" shall mean with respect to the Properties on an aggregate basis, an amount equal to the sum of the Termination Values with respect to all of the Properties on each Payment Date, less the Maximum Residual guarantee Amount as of such date with respect to the Properties.

      "Loans" shall have the meaning specified in Section 2.1 of the Credit Agreement.

      "Loan Basic Rent" shall mean the interest due on the Loans on any Specified Interest Payment Date pursuant to the Credit Agreement (but not including interest on (i) any such Loan prior to the Basic Term Commencement Date with respect to the Property to which such Loan relates or (ii) any overdue amounts under Section 2.7(b) of the Credit Agreement or otherwise).

      "Loan Property Cost" shall have the meaning specified in Section
1.1 of the Credit Agreement.

      "Majority Lenders" shall have the meaning specified in Section
1.1 of the Credit Agreement.

      "Marketing Period" shall mean, if the Lessee have not given the Expiration Date Election Notice in accordance with Section 20.2 of the Lease, the period commencing on the date 90 days prior to the applicable Expiration Date and ending on such Expiration Date.

      "Material Adverse Effect" shall mean a material adverse effect on
(a) the ability of the Lessee or any Subsidiary to perform its respective obligations under any Operative Agreement to which it is a party, (b) the validity or enforceability of any Operative Agreement or the rights and remedies of the Agent, the Lenders, the Holder, or the Lessor thereunder, (c) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements, or (d) the value, utility or useful life of any Property or the use, or ability of the Lessee to use, any Property for the purpose for which it was intended.

      "Material Subsidiary" means any Subsidiary of Lessee which either
(a) has assets which constitute 5% or more of the consolidated assets of Lessee and its Subsidiaries or (b) has revenues during its most recently-ended fiscal year which constitute more than 5% of the consolidated revenues of Lessee and its Subsidiaries during the most recently-ended fiscal year of Lessee.

      "Maturity Date" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Maximum Property Cost" shall mean the aggregate amount of the Property Costs for all Properties subject to the Lease as of the applicable determination date.

      "Maximum Residual Guarantee Amount" shall mean an amount equal to the product of the aggregate Property Cost for all of the Properties times 89 1/2%.

      "Modification Advance" shall mean an advance of funds to pay Property Costs and other amounts related thereto with respect to Improved Property pursuant to Section 5.4 or 5.5 of the Participation Agreement.

      "Modifications" shall have the meaning specified in Section
11.1(a) of the Lease.

      "Mortgage Instrument" shall mean any mortgage, deed of trust or any other instrument executed by the Owner Trustee in favor of the Agent and evidencing a Lien on a Property, in form and substance substantially in the form attached as Exhibit J to the Participation Agreement.

      "Multiemployer Plan" shall mean any plan described in Section 4001(a)(3) of ERISA to which contributions are or have been made or required by the Lessee or any of its Subsidiaries or ERISA Affiliates.

      "Multiple Employer Plan" shall mean a plan to which the Lessee or any ERISA Affiliate and at least one other employer other than an ERISA Affiliate is making or accruing an obligation to make, or has made or accrued an obligation to make, contributions.

      "Net Proceeds" shall mean all amounts paid in connection with any Casualty or Condemnation, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Agent or Lessor are entitled to be reimbursed pursuant to the Lease.

      "1994 Credit Agreement" shall have the meaning specified in
Section 28.1 of the Lease.

      "Notes" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Occupational Safety and Health Law" shall mean the Occupational Safety and Health Act of 1970 and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating or relating to, or imposing liability or standards of conduct concerning, employee health and/or safety, as now or at any time hereafter in effect.

      "Officer's Certificate" shall mean a certificate signed by any individual holding the office of vice president or higher, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

      "Operative Agreements" shall mean the following: the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease (and a memorandum thereof in a form reasonably acceptable to the Agent), each Lease Supplement (and a memorandum thereof in a form reasonably acceptable to the Agent), the Security Agreement and each Mortgage Instrument.

      "Overdue Rate" shall mean (i) with respect to Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.7(b) of the Credit Agreement, (ii) with respect to Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust
Agreement, the applicable rate specified in the Trust Agreement, and
(iii) with respect to any other amount, the amount specified in
Section 2.7(b) of the Credit Agreement.

      "Owner Trustee" shall mean First Security Bank of Utah, N.A., not individually, except as expressly stated in the various Operative Agreements, but solely as Owner Trustee under the FM Trust 1995-1, and any successor or replacement Owner Trustee expressly permitted under the Operative Agreements.

      "Participation Agreement" shall mean the Participation Agreement dated as of May 5, 1995, among the Lessee, the Owner Trustee, not in its individual capacity except as expressly stated therein, the Holder, the Lenders and the Agent, as such Participation Agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof or of any other Operative Agreement.

      "Payment Date" shall mean any Specified Interest Payment Date and any date on which interest or Holder Yield in connection with a prepayment of principal on the Loans or of the Holder Advance is due under the Credit Agreement or the Trust Agreement.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation created by Section 4002(a) of ERISA or any successor thereto.

      "Permitted Exceptions" shall mean:

            (i)   Liens of the types described in clauses (i), (ii) and
      (v) of the definition of Permitted Liens;

           (ii)   Liens for Taxes not yet due; and

          (iii) all encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title, other than Liens which, in the reasonable assessment of the Agent, do not materially impair the use of the Property for its intended purpose.

      "Permitted Liens" shall mean:

            (i) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;

           (ii) the rights of any sublessee, assignee or other transferee expressly permitted by the terms of the Lease;

          (iii) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section
      13.1 of the Lease;

           (iv) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any modifications or arising in the ordinary course of business for amounts that either are not more than 30 days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

            (v) Liens of any of the types referred to in clause (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

          (vi) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings set forth in Section 13.1 of the Lease;

         (vii) Liens in favor of municipalities to the extent agreed to by the Lessor; and

        (viii)    Permitted Exceptions.

      "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which the Company or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

      "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority or any other entity.

      "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing as such Plans and Specifications may be amended, modified or supplemented from time to time.

      "Prime Lending Rate" shall have the meaning specified in Section
1.1 of the Credit Agreement.

      "Property" shall mean, with respect to each Store that is acquired, constructed and/or renovated pursuant to the terms of the Operative Agreements, the Land and each item of Equipment and the various Improvements, in each case located on such Land.

      "Property Acquisition Cost" shall mean the cost to Lessor to purchase a Property on a Property Closing Date.

      "Property Closing Date" shall mean each date on which the Lessor purchases or leases (pursuant to Ground Lease) a Property.

      "Property Cost" shall mean with respect to a Property the aggregate amount of Advances for such Property (as such amounts shall be increased equally among all Properties respecting the Loans in regard to Section 9.1 of the Participation Agreement extended from time to time to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in Sections 9.1(a) and (b) of the Participation Agreement).

      "Purchase Notice" shall have the meaning given to such term in
Section 20.1 of the Lease.

      "Purchase Option" shall have the meaning given to such term in
Section 20.1 of the Lease.

      "Purchase Option Price" shall have the meaning given to such term in Section 20.1 of the Lease.

      "Recipient Taxes" shall have the meaning specified in Section 13.2(e) of the Participation Agreement.

      "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

      "Renewal Option" shall have the meaning specified in Section 21.1 of the Lease.

      "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

      "Reportable Event" shall have the meaning specified in ERISA.

      "Requested Funds" shall mean any funds requested by the Lessee or the Construction Agent, as applicable, in accordance with Section 5 of the Participation Agreement.

      "Requirement of Law" shall have the meaning specified in Section
1.1 of the Credit Agreement.

      "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

      "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer, except that when used with respect to the Trust Company or the Owner Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Scheduled Interest Payment Date" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

      "Security Agreement" shall mean the Security Agreement, dated as of the Initial Closing Date between the Owner Trustee and the Agent.

      "Security Documents" shall have the meaning specified in Section
1.1 of the Credit Agreement.

      "Shared Rights" shall mean the rights retained by the Lessor, but not to the exclusion of the Agent, pursuant to Section 8.2(a)(ii) of the Credit Agreement.

      "Specialized Equipment" shall mean Equipment which is not, and is not intended to be, affixed to or a component of any of the various Improvements or Land subject to the Operative Agreements.

      "Specified Interest Payment Date" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Store" means a combination supermarket and general merchandise multidepartment store that is substantially similar to stores owned and/or leased by the Lessee as of the Initial Closing Date.

      "Subsidiary" shall have the meaning specified in Section 1.1 of the Credit Agreement.

      "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to Lessor, the Holder, the Administrative Agent or any other Person under the Lease or under any of the other Operative Agreements including, without limitation, payments of Purchase Option Price, Termination Value and the Maximum Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

      "Suretyship Liability" means any agreement, undertaking or other contractual arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtors or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability (including accounts payable) of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the indebtedness, obligation or other liability guaranteed thereby.

      "Taxes" shall have the meaning specified in the definition of Impositions; provided, solely for purposes of Section 13.2(e) of the Participation Agreement "Taxes" shall have the meaning specified in such Section 13.2(e).

      "Term" shall mean the Basic Term and each Extended Term, if any.

      "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

      "Termination Event" shall mean (a) with respect to any Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of the Lessee or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan,
(c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA,
(d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (f) the complete or partial withdrawal of the Lessee or any ERISA Affiliate from a Multiemployer Plan.

      "Termination Notice" shall have the meaning specified in Section
16.1 of the Lease.

      "Termination Value" shall mean, as of any Payment Date, (a) with respect to all Properties, an amount equal to the sum of (i) the aggregate outstanding principal of the Notes, plus (ii) the aggregate Holder Property Cost, in each case as of the applicable Payment Date and (b) with respect to a particular Property, an amount equal to the product of the Termination Value of all the Properties as of such Payment Date times a fraction, the numerator of which is the Property Cost as of such Payment Date allocable to the particular Property in question and the denominator of which is the aggregate Property Cost for all the Properties as of such Payment Date.

      "Total Condemnation" shall mean a Condemnation that involves a taking of Lessor's entire title to a Property.

      "Transaction Expenses" shall mean all reasonable costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including without limitation:

            (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

            (b) any and all other reasonable fees, charges or other amounts payable to the Lenders, Agent, the Holder, the Owner Trustee or any broker which arises under any of the Operative Agreements;

            (c) any other reasonable fee, out-of-pocket expenses, disbursement or cost of any party to the Operative Agreements or any of the other transaction documents; and

            (d) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreement.

      "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision agency, department, commission, board, bureau or instrumentality of a governmental body.

      "Trust Agreement" shall mean the Trust Agreement dated as of the Initial Closing Date between the Holder and the Owner Trustee.

      "Trust Company" shall mean First Security Bank of Utah, N.A., in its individual capacity, and any successor owner trustee under the Trust Agreement in its individual capacity.

      "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

      "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

      "Unfunded Amount" shall have the meaning specified in Section 3.2 of the Agency Agreement.

      "Uniform Commercial Code" and "UCC" shall mean the Uniform
Commercial Code as in effect in any applicable jurisdiction.

      "Unimproved Property" shall mean a Property acquired by the Lessor which either consists entirely of Land or consists of Land and Improvements but the existing Improvements are not suitable as of the Property Closing Date for occupancy by the Lessee and the operation by the Lessee of a Store therein.

      "Up-Front Fee" shall mean the fee payable by Lessee to Lessor on or prior to the Initial Closing Date pursuant to the terms and conditions of Section 9.4 of the Participation Agreement.

      "Voting Power" shall mean, with respect to securities issued by any Person, the combined voting power of all securities of such person which are issued and outstanding at the time of determination and which are entitled to vote in the election of directors or such Person, other than securities having such power only by reason of the happening of a contingency.

      "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA.

      "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods and/or services with respect to any Property.

                        LEASE SUPPLEMENT NO. 1


      THIS LEASE SUPPLEMENT NO. 1 (this "Lease Supplement") dated as of May 3, 1995 between FIRST SECURITY BANK OF UTAH, N.A., a national banking association, not individually, but solely as Owner Trustee under the FM Trust 1995-1, as lessor (the "Lessor"), and FRED MEYER, INC., as lessee (the "Lessee").

      WHEREAS, the Lessor is the owner or will be owner of the Property described on Schedule I hereto (the "Leased Property") and wishes to lease the same to Lessee;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of May 3, 1995, among the Lessee, the Lessor, not individually, except as expressly stated therein, but solely as Owner Trustee under the FM Trust 1995-1, NationsBank of Texas, N.A., as the Holder, the various banks and banking institutions which are parties thereto from time to time and NationsBank of Texas, N.A., as Agent for the Lenders.

      SECTION 2. The Properties. Attached hereto as Schedule I is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule I-A, an Improvement Schedule attached hereto as Schedule I-B and a legal description of the Land for such Project attached hereto as Schedule I-C. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease.

      SECTION 3. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

      SECTION 4. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 5.  GOVERNING LAW.  THIS LEASE SUPPLEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF
OREGON.

      SECTION 6. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.


    [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                          FIRST SECURITY BANK OF UTAH, N.A.,
                                          not individually, but solely as
                                          Owner Trustee under the FM Trust
                                          1995-1, as Lessor

                                          By: C. SCOTT NIELSEN
                                              ------------------------------
                                          Name: C. Scott Nielsen
                                                ----------------------------
                                          Title: Asst. Vice President
                                                 ---------------------------

                                          FRED MEYER, INC., as Lessee

                                          By: MICHAEL H. DON
                                              ------------------------------
                                          Name: Michael H. Don
                                                ----------------------------
                                          Title: Vice President/Treasurer
                                                 ---------------------------


Receipt of this original counterpart of the foregoing Lease
Supplement is hereby acknowledged as the date hereof.

NATIONSBANK OF TEXAS, N.A., as Agent

By: WILLIAM GUFFEY
    -------------------------------
Name: William Guffey
      -----------------------------
Title: Vice President
       ----------------------------

                              SCHEDULE I
                       TO LEASE SUPPLEMENT NO. 1

                             SCHEDULE I-A
                       TO LEASE SUPPLEMENT NO. 1

                              (Equipment)

                                 None

                             SCHEDULE I-B
                       TO LEASE SUPPLEMENT NO. 1

                            (Improvements)

                             SCHEDULE I-C
                       TO LEASE SUPPLEMENT NO. 1

                                (Land)

                        LEASE SUPPLEMENT NO. 2

      THIS LEASE SUPPLEMENT NO. 2 (this "Lease Supplement") dated as of May 3, 1995 between FIRST SECURITY BANK OF UTAH, N.A., a national banking association, not individually, but solely as Owner Trustee under the FM Trust 1995-1, as lessor (the "Lessor"), and FRED MEYER, INC., as lessee (the "Lessee").

      WHEREAS, the Lessor is the owner or will be owner of the Property described on Schedule I hereto (the "Leased Property") and wishes to lease the same to Lessee;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of May 3, 1995, among the Lessee, the Lessor, not individually, except as expressly stated therein, but solely as Owner Trustee under the FM Trust 1995-1, NationsBank of Texas, N.A., as the Holder, the various banks and banking institutions which are parties thereto from time to time and NationsBank of Texas, N.A., as Agent for the Lenders.

      SECTION 2. The Properties. Attached hereto as Schedule I is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule I-A, an Improvement Schedule attached hereto as Schedule I-B and a legal description of the Land for such Project attached hereto as Schedule I-C. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease.

      SECTION 3. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

      SECTION 4. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 5.  GOVERNING LAW.  THIS LEASE SUPPLEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF
OREGON.

      SECTION 6. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.


    [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                          FIRST SECURITY BANK OF UTAH, N.A.,
                                          not individually, but solely as
                                          Owner Trustee under the FM Trust
                                          1995-1, as Lessor

                                          By: C. SCOTT NIELSEN
                                              ------------------------------
                                          Name: C. Scott Nielsen
                                                ----------------------------
                                          Title: Asst. Vice President
                                                 ---------------------------


                                          FRED MEYER, INC., as Lessee

                                          By: MICHAEL H. DON
                                              ------------------------------
                                          Name: Michael H. Don
                                                ----------------------------
                                          Title: Vice President/Treasurer
                                                 ---------------------------


Receipt of this original counterpart of the foregoing Lease
Supplement is hereby acknowledged as the date hereof.

NATIONSBANK OF TEXAS, N.A., as Agent

By: WILLIAM GUFFEY
    -------------------------------
Name: William Guffey
      -----------------------------
Title: Vice President
       ----------------------------

                             SCHEDULE I-A
                       TO LEASE SUPPLEMENT NO. 2

                              (Equipment)

                                 None

                             SCHEDULE I-B
                       TO LEASE SUPPLEMENT NO. 2

                            (Improvements)

                             SCHEDULE I-C
                       TO LEASE SUPPLEMENT NO. 2

                                (Land)

RECORDING REQUESTED
BY AND WHEN RECORDED
RETURN TO:

Moore & Van Allen, P.L.L.C.
NationsBank Corporate Center
100 North Tryon Street, Floor 47
Charlotte, NC 28202-4003

---------------------------------------------------------------------

                      LEASE ASSIGNMENT AGREEMENT
       (Assignment of Lessor's Interest - Hawthorne Sublease and
       Assignment of Lessee's Interest - Hawthorne Master Lease)

      This Lease Assignment Agreement (this "Agreement"), dated as of May 11, 1995 between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership whose address is Suite 200, 15115 SW Sequoia Parkway, Portland, OR 97224 ("Assignor"), and FIRST SECURITY BANK OF UTAH, N.A., not individually, but solely as Owner Trustee under the FM Trust 1995-1 ("Assignee"), recites and provides as follows:

      Assignor currently leases the real property located in Portland, Multnomah County, Oregon, described in the attached Exhibit A, from REC Resolution Company, Inc., an Oregon corporation ("REC"), pursuant to a lease agreement dated as of February 5, 1963 (the "Hawthorne Master Lease"). Assignor subleases the Hawthorne Property to Fred Meyer, Inc., a Delaware corporation, pursuant to a lease agreement dated as of October 22, 1986 (the "Hawthorne Sublease"). The Hawthorne Master Lease and the Hawthorne Sublease are, collectively, the "Lease Agreements."

      FOR good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers, conveys and delivers to Assignee all of Assignor's right, title and interest in and to the Hawthorne Master Lease (as lessee) and the Hawthorne Sublease (as lessor). The rights conveyed hereby are referred to herein as the "Leasehold Interests".

      Assignee hereby accepts the foregoing assignment, but without assumption of any liability or obligation of any kind under the Lease Agreements, which liabilities and obligations will be terminated contemporaneously with the consummation of such assignment. Neither the assignment nor acceptance of the Leasehold Interests will be construed as an assumption of the Lease Agreements. Assignee assumes no liabilities or obligations of Assignor of any nature whatsoever, whether or not accrued or affixed, absolute or contingent, known or unknown, determined or determinable, or incurred prior to, on or after the effective date of such assignment (the "Closing Date").

      Assignor represents, warrants and covenants to and with Assignee that: (1) Assignor has good and indefeasible title to the Leasehold Interests, subject to no encumbrances created or suffered by Assignor other than the matters identified on Exhibit B hereto; (2) Assignor has the full right, power and authority to assign the Leasehold Interests to Assignee in accordance herewith; and (3) Assignor will defend Assignee's right, title and interest in and to the Leasehold Interests from and against any claim by, through or under Assignor.

      Assignee is, concurrently with the assignments pursuant to this Agreement, acquiring fee title to the property covered by the Hawthorne Master Lease from REC, together with the interest of REC as the lessor under the Hawthorne Master Lease (the "REC Interests").
The parties acknowledge that, upon consummation of the assignments under this Agreement, and Assignee's acquisition of the REC Interests, the Hawthorne Master Lease will be terminated by merger of estates, and will thereafter have no force or effect.

      This Agreement shall bind and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors, heirs, and permitted assigns. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the parties. Each party agrees, at the request of the other party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers of rights contemplated herein or otherwise to confirm or carry out the provisions of this Agreement.

EXECUTED effective the date first written above.

ASSIGNOR:               REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an
                        Oregon limited partnership, by FMGP Associates, an Oregon limited partnership, its general partner, by FMGP Incorporated, a Delaware corporation, its general partner


                              By: PETER F. BECHEN
                                  -----------------------------------
                              Title: President
                                     --------------------------------

ASSIGNEE:               FIRST SECURITY BANK OF UTAH, N.A., not
                        individually, but solely as Owner Trustee under the FM Trust 1995-1


                              By: VAL T. ORTON
                                  -----------------------------------
                              Title: Vice President
                                     --------------------------------

STATE OF UTAH                 )
                              ) ss.
COUNTY OF SALT LAKE           )

      This instrument was acknowledged before me this 9th day of May, 1995, by Val T. Orton, as Vice President of FIRST SECURITY BANK OF UTAH, N.A., on behalf of said association, not individually, but solely as Owner Trustee under the FM Trust 1995-1.

                                    MELE V. FONUA
                                    -----------------------------------
                                    Notary Public for State of Utah
                                    My Commission Expires: Oct. 3, 1998


STATE OF OREGON               )
                              ) ss.
COUNTY OF Washington          )

      On this 28 day of April, 1995, before me, the undersigned, a Notary Public in and for the State of Oregon, duly commissioned and sworn, personally appeared Peter F. Bechen, to me known to be the person who signed as President of FMGP INCORPORATED, a Delaware corporation, the corporation that executed the within and foregoing instrument as the general partner of FMGP ASSOCIATES, an Oregon limited partnership, itself the limited partnership that executed the within and foregoing instrument as a general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, and that said corporation executed the same, pursuant to its bylaws or a resolution of its board of directors, as the general partner of said limited partnership; and that said limited partnership executed the same as a general partner of said partnership, and that said partnership executed the same.

                              JENNIFER SEIFERT
                              NOTARY PUBLIC in and for the State of Oregon
                              My Appointment Expires: Mar. 28, 1997

                            Exhibit A - Legal Description



                                                          Order No. 759048

                          REVISED EXHIBIT "A"


PARCEL I:

Lots 1-16, inclusive, Block 1, SUNNYSIDE ADDITION, in the City of
Portland, County of Multnomah and State of Oregon. TOGETHER WITH that portion vacated of SE Madison Street which inured thereto by reason of Ordinance vacating SE Madison Street recorded December 4, 1970 in Book 762, page 1551.

PARCEL II:

Lots 1-16, inclusive, Block 2, SUNNYSlDE ADDITION, in the City of
Portland, County of Multnomah and State of Oregon.

EXCEPT the East 12 feet of Lots 8 and 9 of said Block 2, described in deeds to the City of Portland, recorded October 16, 1962 in Book
2139, page 424 and Book 2139, page 428.

TOGETHER WITH that portion of vacated SE Madison Street which inured thereto by reason of Ordinance vacating SE Madison Street recorded December 4, 1970 in book 762, page 1551.

                               EXHIBIT B

                    EXCEPTIONS TO TITLE - HAWTHORNE

1. Conditions and Restrictions contained in Ordinance No. 93277, of the City of Portland, a copy of which was
      Recorded          :      January 9, 1951 in Book 1453, page 142

2. Conditions and Restrictions contained in Ordinance No. 94128, of the City of Portland, a copy of which was
      Recorded          :      May 21, 1951 in Book 1477, page 355

3. Conditions and Restrictions contained in Ordinance No. 98444, of the City of Portland, a copy of which was
      Recorded          :      May 22, 1953 in Book 1602, page 361

4. Conditions and Restrictions contained in Ordinance No. 98964, of the City of Portland, a copy of which was
      Recorded          :      August 17, 1953 Book 1616, page 370

5. Conditions and Restrictions contained in Ordinance No. 115437, of the City of Portland, a copy of which was
      Recorded          :      July 9, 1962 in Book 2124, page 408

6. Any rights, interests or claims which may exist or arise by reason of the matters noted in the survey dated January 30, 1995 by Westlake Consultants, Inc., Job No. 720-04.

7. Subleases and tenancies affecting the Property that were created or suffered by Fred Meyer, Inc. as lessee.

8. Reservation of utilities in vacated street area and the right to maintain the same as set forth in Ordinance No. 131479, a copy of which was
      Recorded          :      December 4, 1970 in Book 762, page 1551

9. Conditions and Restrictions contained in Ordinance No. 132582, of the City of Portland, a copy of which was
      Recorded          :      May 17, 1971 in Book 787, page 1632

                        LEASE SUPPLEMENT NO. 3

      THIS LEASE SUPPLEMENT NO. 3 (this "Lease Supplement") dated as of May 3, 1995 between FIRST SECURITY BANK OF UTAH, N.A., a national banking association, not individually, but solely as Owner Trustee under the FM Trust 1995-1, as lessor (the "Lessor"), and FRED MEYER, INC., as lessee (the "Lessee").

      WHEREAS, the Lessor is the owner or will be owner of the Property described on Schedule I hereto (the "Leased Property") and wishes to lease the same to Lessee;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of May 3, 1995, among the Lessee, the Lessor, not individually, except as expressly stated therein, but solely as Owner Trustee under the FM Trust 1995-1, NationsBank of Texas, N.A., as the Holder, the various banks and banking institutions which are parties thereto from time to time and NationsBank of Texas, N.A., as Agent for the Lenders.

      SECTION 2. The Properties. Attached hereto as Schedule I is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule I-A, an Improvement Schedule attached hereto as Schedule I-B and a legal description of the Land for such Project attached hereto as Schedule I-C. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease.

      SECTION 3. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

      SECTION 4. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 5.  GOVERNING LAW.  THIS LEASE SUPPLEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF
OREGON.

      SECTION 6. Counterpart Execution. This Lease Supplement may be, executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.


    [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                          FIRST SECURITY BANK OF UTAH, N.A.,
                                          not individually, but solely as
                                          Owner Trustee under the FM Trust
                                          1995-1, as Lessor

                                          By: C. SCOTT NIELSEN
                                              ------------------------------
                                          Name: C. Scott Nielsen
                                                ----------------------------
                                          Title: Asst. Vice President
                                                 ---------------------------


                                          FRED MEYER, INC., as Lessee

                                          By: MICHAEL H. DON
                                              ------------------------------
                                          Name: Michael H. Don
                                                ----------------------------
                                          Title: Vice President/Treasurer
                                                 ---------------------------


Receipt of this original counterpart of the foregoing Lease
Supplement is hereby acknowledged as the date hereof.

NATIONSBANK OF TEXAS, N.A., as Agent

By: WILLIAM GUFFEY
    -------------------------------
Name: William Guffey
      -----------------------------
Title: Vice President
       ----------------------------

                              SCHEDULE I
                       TO LEASE SUPPLEMENT NO. 3

                             SCHEDULE I-A
                       TO LEASE SUPPLEMENT NO. 3

                              (Equipment)

                                 None

                             SCHEDULE I-B
                       TO LEASE SUPPLEMENT NO. 3

                            (Improvements)

                             SCHEDULE I-C
                       TO LEASE SUPPLEMENT NO. 3

                                (Land)